UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08512

Premier VIT
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	December 31, 2009

Date of reporting period:	December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. REPORT TO SHAREHOLDERS

Premier VIT

OpCap Managed Portfolio

Annual Report
December 31, 2009

2009 ANNUAL REPORT

Premier VIT—OpCap Managed Portfolio

Letter to Shareholders

Dear Shareholder:

Please find enclosed the annual report for Premier VIT—OpCap Managed Portfolio (the “Portfolio”) for the fiscal year ended December 31, 2009.

U.S. stocks changed course during the reporting period, ending an 18-month bear market as equities began registering gains in March 2009. Major stock indexes reclaimed lost ground during the reporting period with core, growth and value indexes at all capitalization levels moving into positive territory.

The Standard & Poor’s 500 Index, a broad measure of U.S. stocks, returned 26.46% during the 12-month reporting period. The Russell 1000 Value Index, which serves as a benchmark measure of performance for U.S. large-company value stocks, returned 19.69%. The S&P MidCap 400 Index returned 37.38% and small-cap stocks, as represented by the Russell 2000 Index, returned 27.17%. Bond markets delivered more modest results. U.S. Treasury securities, which had outperformed most investments during the bear market, gave ground. The Barclays Capital U.S. Treasury Index declined 3.57% during the 12-month reporting period. The Barclays Capital U.S. Aggregate Index, a broad measure of government and corporate bonds, returned 5.93% for the fiscal year ended December 31, 2009.

The Federal Reserve held benchmark interest rates to a historic low target range of 0% to 0.25% and pursued other initiatives designed to inject liquidity into the financial system. Under its policy of “quantitative easing,” the U.S. monetary authority purchased large amounts of securities (such as mortgage-backed securities and U.S. Treasury bonds) from commercial banks to encourage lending to consumers and businesses.

Please refer to the following pages for specific Portfolio information. If you have any questions regarding the information provided, please contact your financial adviser.

Thank you for investing with us.

Brian S. Shlissel
President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

2009 Annual Report

2009 ANNUAL REPORT

Premier VIT—OpCap Managed Portfolio

(unaudited)

Important Information about the Portfolio

The Portfolio is only available as a funding vehicle under variable annuity contracts or variable life insurance policies offered by insurance companies. Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio may also be sold to qualified pension and retirement plans outside of the separate account context.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to the prospectus for complete details.

Form N-Q

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of its fiscal year on Form N-Q. Form N-Q is available (i) on the SEC’s website at www.sec.gov, and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

The Portfolio’s Investment Manager, Sub-Adviser and Fixed Income Sub-Adviser have each adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolio as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling (800) 628-1237 and on the SEC’s website at www.sec.gov.

The following disclosure provides important information regarding the Shareholder’s Expense Example, which appears on the following page. Please refer to this information when reviewing the Shareholder Expense Example.

Shareholder Expense Example

Portfolio Shareholders incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. Shareholders may use the information in these columns, together with the amount invested, to estimate the expenses that were paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the column entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses that were paid for the period. Shareholders may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional costs were included, costs would have been higher.

Expense ratios may vary from period to period due to fluctuation in Portfolio size and expenses.

2009 Annual Report

2009 ANNUAL REPORT

Premier VIT—OpCap Managed Portfolio

(unaudited)

•             OpCap Managed Portfolio (the “Portfolio”) seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the managers’ assessment of the relative outlook for such investments.

•             The Portfolio delivered double-digit returns during the 12-months ended December 31, 2009, underperforming its benchmark, the S&P 500 Index. Stock selection in technology and energy contributed to gains during the fiscal year. Stock selection decisions among consumer discretionary and financials companies detracted from relative returns.

•             The rebound from bear market to bull market was abrupt and pronounced during the reporting period. U.S. stocks ended one of the most severe slides on record in March 2009 and replaced it with a broad rally covering most U.S. equity asset classes for the fiscal year ended December 31, 2009. Among large-cap stocks, rebounding technology stocks led the market advance.

•             In technology, shares of computer maker Apple and online search giant Google paced returns. Apple shares rallied as the company exceeded Wall Street expectations for both revenue and profits on the strength of iPhone and laptop sales. Analysts repeatedly raised their expectations for the stock.

•             Among energy stocks, higher oil prices triggered share price increases for the Portfolio’s holdings in exploration and production companies. Although natural gas prices have not rebounded to the extent oil has, natural gas producer EOG Resources performed well on positive reports of the company’s efforts to boost its oil production using the same technology that made it one of the largest independent natural gas producers in the U.S. The Portfolio’s underweighting position in large, integrated oil companies also benefited relative returns.

•             In the consumer discretionary sector, the Portfolio’s underweighting position in rebounding automotive and online retail stocks detracted from relative returns as did positions in retailers Gap and Polo Ralph Lauren. Gap shares fell after analysts expressed concern over mid-December discount sales promotions in the company’s stores.

Total Returns for the years ended 12/31/09 (*Average Annual Total Return)

	1 Year	5 Year*	10 Year*
OpCap Managed Portfolio (Class I)	23.17%	0.83%	2.00%
S&P 500 Index†	26.46%	0.42%	(0.95)%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, please visit http://www.allianzinvestors.com/PremierVIT. Total return calculations do not reflect charges imposed by the Variable Accounts, assumes reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

†  It is not possible to invest directly in an index.

Shareholder Expense Example for the period ended 12/31/09

(Class I)	Beginning Value	Ending Value	Expenses Paid
Actual Performance	$1,000.00	$1,159.50	$5.44
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,020.16	$5.09

Expenses are equal to the Portfolio’s annualized expense ratio of 1.00%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the number of days in the period).

Top Ten Industries at 12/31/09		Growth of $10,000
(equity securities) (% of net assets)

Computers & Peripherals	5.8%
Oil, Gas & Consumable Fuels	5.2%
Semiconductors & Semiconductor Equipment	4.9%
Pharmaceuticals	3.9%
Internet Software & Services	3.1%
Aerospace & Defense	3.0%
Biotechnology	2.9%
Capital Markets	2.1%
Road & Rail	2.1%
Diversified Financial Services	2.0%

2009 Annual Report

Premier VIT
OpCap Managed Portfolio
SCHEDULE OF INVESTMENTS

December 31, 2009

Shares		Value
	COMMON STOCK — 52.9%
	Aerospace & Defense — 3.0%
29,200	General Dynamics Corp.	$1,990,564
23,200	Lockheed Martin Corp.	1,748,120
		3,738,684
	Auto Components — 0.6%
25,400	Johnson Controls, Inc.	691,896

	Beverages — 1.2%
25,000	PepsiCo, Inc.	1,520,000

	Biotechnology — 2.9%
12,900	Celgene Corp. (i)	718,272
66,600	Gilead Sciences, Inc. (i)	2,882,448
		3,600,720
	Capital Markets — 2.1%
3,800	BlackRock, Inc.	882,360
4,100	Goldman Sachs Group, Inc.	692,244
35,000	Morgan Stanley	1,036,000
		2,610,604
	Chemicals — 1.1%
16,500	Monsanto Co.	1,348,875

	Commercial Services — Finance — 1.4%
19,200	Visa, Inc., Class A	1,679,232

	Computers & Peripherals — 5.8%
27,300	Apple, Inc. (i)	5,756,478
79,200	EMC Corp. (i)	1,383,624
		7,140,102
	Diversified Financial Services — 2.0%
602	CIT Group, Inc. (i)	16,621
59,100	JPMorgan Chase & Co.	2,462,697
		2,479,318
	Food Products — 1.9%
46,000	Kraft Foods, Inc., Class A	1,250,280
21,500	Nestle S.A. ADR	1,039,525
		2,289,805
	Health Care Equipment & Supplies — 0.8%
26,600	St. Jude Medical, Inc. (i)	978,348

	Health Care Providers & Services — 1.8%
26,000	Express Scripts, Inc. (i)	2,247,700

	Household Products — 0.8%
16,900	Energizer Holdings, Inc. (i)	1,035,632

	Insurance — 0.7%
17,500	Aflac, Inc.	809,375

	Internet Software & Services — 3.1%
6,200	Google, Inc., Class A (i)	3,843,876

	IT Services — 1.3%
38,800	Accenture PLC, Class A	1,610,200

	Machinery — 1.9%
30,800	Illinois Tool Works, Inc.	1,478,092
23,200	Ingersoll-Rand PLC	829,168
		2,307,260
	Metals & Mining — 1.0%
15,400	Freeport-McMoRan Copper & Gold, Inc. (i)	1,236,466

	Oil, Gas & Consumable Fuels — 5.2%
44,700	ConocoPhillips	2,282,829
32,200	EOG Resources, Inc.	3,133,060
43,400	PetroHawk Energy Corp. (i)	1,041,166
		6,457,055
	Pharmaceuticals — 3.9%
14,600	Abbott Laboratories	788,254
42,900	Merck & Co, Inc.	1,567,566
42,900	Teva Pharmaceutical Industries Ltd. ADR	2,410,122
		4,765,942
	Road & Rail — 2.1%
40,600	Union Pacific Corp.	2,594,340

	Semiconductors & Semiconductor Equipment — 4.9%
165,000	Applied Materials, Inc.	2,300,100
186,300	Intel Corp.	3,800,520
		6,100,620
	Specialty Retail — 0.8%
47,200	Gap, Inc.	988,840

	Textiles, Apparel & Luxury Goods — 1.0%
17,600	Nike, Inc., Class B	1,162,832

	Thrifts & Mortgage Finance — 0.4%
87,600	MGIC Investment Corp. (i)	506,328

Premier VIT
OpCap Managed Portfolio
SCHEDULE OF INVESTMENTS

December 31, 2009
(continued)

Shares		Value
	COMMON STOCK (continued)
	Tobacco — 1.2%
49,600	Altria Group, Inc.	$973,648
7,000	Lorillard, Inc.	561,610
		1,535,258
	Total Common Stock (cost-$57,936,904)	65,279,308

Principal Amount (000s)
	U.S. GOVERNMENT AGENCY SECURITIES — 15.4%
	Fannie Mae, CMO, FRN,
$218	0.291%, 7/25/37	196,988
61	3.855%, 5/25/35	60,199

	Fannie Mae, MBS,
43	2.032%, 9/1/40, FRN	42,498
98	3.11%, 8/1/35, FRN	99,416
16	3.347%, 9/1/39, FRN	16,391
568	3.975%, 5/1/36, FRN	587,086
29	5.50%, 6/1/16	30,436
49	5.50%, 1/1/17	52,345
55	5.50%, 3/1/17	58,064
12	5.50%, 9/1/20	12,825
15	5.50%, 7/1/21	15,408
237	5.50%, 11/1/21	251,410
481	5.50%, 2/1/22	509,267
271	5.50%, 9/1/23	286,913
130	5.50%, 6/1/38	136,641
149	6.00%, 6/1/16	160,101
2	6.00%, 7/1/16	2,363
3	6.00%, 8/1/16	2,801
6	6.00%, 10/1/16	6,364
97	6.00%, 12/1/16	104,309
4	6.00%, 1/1/17	4,532
4	6.00%, 2/1/17	4,281
16	6.00%, 3/1/17	16,943
53	6.00%, 4/1/17	57,014
14	6.00%, 5/1/17	14,955
3	6.00%, 7/1/17	3,399
48	6.00%, 11/1/17	51,620
107	6.00%, 3/1/27	113,698
265	6.00%, 8/1/27	282,865
352	6.00%, 12/1/37	373,715
538	6.00%, 1/1/39	571,350

	Freddie Mac,
100	1.00%, 12/28/11	99,580
500	1.125%, 6/1/11	501,716
500	5.00%, 4/18/17	542,929

	Freddie Mac, CMO,
159	0.383%, 7/15/19, FRN	156,664
160	0.383%, 8/15/19, FRN	158,132
22	0.683%, 11/15/30, FRN	21,695
26	1.832%, 2/25/45, FRN	23,649
155	6.00%, 8/15/32	166,080
154	6.00%, 9/15/32	162,042

	Freddie Mac, MBS,
2	3.389%, 7/1/30, FRN	2,377
1,000	5.50%, TBA (d)	1,047,500
36	6.00%, 3/1/16	39,010
291	6.00%, 9/1/27	311,749
2,000	6.00%, TBA (d)	2,120,624

	Ginnie Mae, CMO, FRN,
15	0.733%, 9/20/30	15,242

	Ginnie Mae, MBS,
43	3.625%, 7/20/30, FRN	43,783
89	3.75%, 2/20/32, FRN	90,736
34	4.125%, 10/20/29, FRN	34,349
219	4.375%, 5/20/30, FRN	226,021
8	6.00%, 11/20/28	8,476
2	6.00%, 11/20/31	2,525
332	6.00%, 6/20/34	354,060

	Small Business Administration Participation Certificates,
801	4.524%, 2/10/13	829,496
1,262	4.625%, 2/1/25, ABS	1,306,887
1,268	4.684%, 9/10/14, ABS	1,310,106
965	4.87%, 12/1/24, ABS	1,024,166
2,322	4.90%, 1/1/23, ABS	2,424,684
1,071	4.95%, 3/1/25, ABS	1,121,279
683	5.11%, 4/1/25, ABS	713,246

	Total U.S. Government Agency Securities (cost-$18,526,648)	18,985,000

		Credit Rating (Moody’s/S&P)*
	CORPORATE BONDS & NOTES — 14.5%
	Airlines — 1.9%
269	United Air Lines, Inc. (a)(b)(c)(e)(f)(j), 11.56%, 5/27/24 (acquisition cost-$67,300; purchased 12/18/02)	NR/NR	377

1,861	United Air Lines Pass Through Trust (b)(e), 8.03%, 1/1/13	B3/B	2,381,836
			2,382,213

Premier VIT
OpCap Managed Portfolio
SCHEDULE OF INVESTMENTS

December 31, 2009
(continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	CORPORATE BONDS & NOTES (continued)
	Banking — 2.0%
$100	ANZ National International Ltd. (a)(c), 6.20%, 7/19/13	Aa2/AA	$107,654

80	Barclays Bank PLC (a)(c), 10.179%, 6/12/21	Baa1/A	103,254

	Citibank N.A.,
300	1.875%, 5/7/12	Aaa/AAA	301,596
200	1.875%, 6/4/12	Aaa/AAA	201,146

	Lloyds TSB Bank PLC (a)(c),
100	2.30%, 4/1/11	Aaa/AAA	101,373
500	2.80%, 4/2/12	Aaa/AAA	510,086

100	Morgan Stanley, 3.25%, 12/1/11	Aaa/AAA	103,732

100	Resona Bank Ltd. (a)(c)(g), 5.85%, 4/15/16	A2/BBB	87,278

100	Royal Bank of Scotland PLC (a)(c), 3.00%, 12/9/11	Aaa/AAA	102,438

	Wachovia Corp.,
100	0.374%, 3/15/11, FRN	A1/AA-	99,735
100	5.625%, 10/15/16	A2/A+	102,249
200	5.75%, 2/1/18	A1/AA-	208,714

100	Wells Fargo & Co. (g), 7.98%, 3/15/18	Ba1/A-	100,250

400	Wells Fargo Bank, 4.75%, 2/9/15	Aa3/AA-	407,877
			2,537,382
	Biotechnology — 0.3%
300	Amgen, Inc., 6.90%, 6/1/38	A3/A+	348,923

	Diversified Manufacturing — 0.2%
300	General Electric Co., 5.25%, 12/6/17	Aa2/AA+	306,560

	Energy — 0.1%
100	NGPL PipeCo LLC (a)(c), 6.514%, 12/15/12	Baa3/BBB-	108,688

	Financial Services — 7.4%
100	Allstate Life Global Funding Trusts, 5.375%, 4/30/13	A1/AA-	106,747

200	American Express Co., 7.00%, 3/19/18	A3/BBB+	220,254

100	American Express Credit Corp., 5.875%, 5/2/13	A2/BBB+	107,316

200	Bank of America Corp., 6.00%, 9/1/17	A2/A	207,585

	Bear Stearns Cos. LLC,
200	6.40%, 10/2/17	Aa3/A+	218,016
200	6.95%, 8/10/12	Aa3/A+	223,455

	CIT Group, Inc.,
18	7.00%, 5/1/13	NR/NR	16,535
27	7.00%, 5/1/14	NR/NR	24,704
127	7.00%, 5/1/15	NR/NR	113,306
44	7.00%, 5/1/16	NR/NR	39,011
62	7.00%, 5/1/17	NR/NR	53,844

1,200	Citigroup Capital XXI, (converts to FRN on 12/21/37), 8.30%, 12/21/77	Baa3/B+	1,155,000

700	Citigroup Funding, Inc., 2.25%, 12/10/12	Aaa/AAA	705,495

	Citigroup, Inc.,
500	2.125%, 4/30/12	Aaa/AAA	505,354
100	5.50%, 8/27/12	A3/A	104,527
100	5.50%, 4/11/13	A3/A	103,676
100	5.85%, 7/2/13	A3/A	103,912
100	8.50%, 5/22/19	A3/A	115,475

	Ford Motor Credit Co. LLC,
100	3.034%, 1/13/12, FRN	B3/B-	93,000
150	7.25%, 10/25/11	B3/B-	151,484

	General Electric Capital Corp.,
500	2.25%, 3/12/12	Aaa/AAA	507,245
200	3.00%, 12/9/11	Aaa/AAA	206,165
100	5.875%, 1/14/38	Aa2/AA+	92,588
100	6.875%, 1/10/39	Aa2/AA+	103,268

400	GMAC, Inc. (a)(c), 7.50%, 12/31/13	Ca/CCC	386,000

	Goldman Sachs Group, Inc.,
400	5.625%, 1/15/17	A2/A-	408,544
100	6.15%, 4/1/18	A1/A	107,050
500	6.75%, 10/1/37	A2/A-	513,944

1,000	HSBC Capital Funding L.P. (a)(c)(g), 9.547%, 6/30/10	A3/A-	1,030,000

100	International Lease Finance Corp., 6.375%, 3/25/13	B1/BBB+	82,218

	JPMorgan Chase & Co.,
100	6.00%, 1/15/18	Aa3/A+	107,500
100	7.90%, 4/30/18 (g)	Baa1/BBB+	103,146

€100	LeasePlan Corp. NV, 3.125%, 2/10/12	Aaa/AAA	147,041

$300	Lehman Brothers Holdings, Inc. (e), 5.625%, 1/24/13	WR/NR	61,500

	Merrill Lynch & Co., Inc.,
200	0.482%, 7/25/11, FRN	A2/A	196,927
100	6.875%, 4/25/18	A2/A	107,744

Premier VIT
OpCap Managed Portfolio
SCHEDULE OF INVESTMENTS

December 31, 2009
(continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	CORPORATE BONDS & NOTES (continued)
	Financial Services (continued)
$400	Morgan Stanley, 6.75%, 4/15/11	A2/A	$423,793

£100	SMFG Preferred Capital GBP 1 Ltd. (g), 6.164%, 1/25/17	A2/BBB+	125,262
			9,078,631
	Healthcare & Hospitals — 0.2%
$100	Roche Holdings, Inc. (a)(c), 7.00%, 3/1/39	A2/AA-	120,986

100	UnitedHealth Group, Inc., 4.875%, 2/15/13	Baa1/A-	104,626
			225,612
	Insurance — 0.4%
	American International Group, Inc.,
€100	4.00%, 9/20/11	A3/A-	134,952
$200	8.25%, 8/15/18	A3/A-	187,770

	Principal Life Income Funding Trusts,
100	5.30%, 4/24/13	Aa3/A+	105,590
100	5.55%, 4/27/15	Aa3/A+	99,625
			527,937
	Oil & Gas — 1.1%
200	Petroleos Mexicanos, 8.00%, 5/3/19	Baa1/BBB	231,500

500	Sonat, Inc., 7.625%, 7/15/11	Ba3/BB-	515,351

400	Suncor Energy, Inc., 6.10%, 6/1/18	Baa2/BBB+	429,212

100	TransCanada Pipelines Ltd., 7.625%, 1/15/39	A3/A-	123,161
			1,299,224
	Pharmaceuticals — 0.2%
200	Novartis Capital Corp., 4.125%, 2/10/14	Aa2/AA-	210,235

	Telecommunications — 0.4%
20	AT&T, Inc., 4.95%, 1/15/13	A2/A	21,338

400	Cellco Partnership, 5.25%, 2/1/12	A2/A	424,250

50	Qwest Corp., 7.50%, 6/15/23	Ba1/BBB-	47,250
			492,838
	Utilities — 0.3%
	Electricite De France S.A. (a)(c),
100	5.50%, 1/26/14	Aa3/A+	108,708
100	6.50%, 1/26/19	Aa3/A+	112,262
100	6.95%, 1/26/39	Aa3/A+	118,268
			339,238
	Total Corporate Bonds & Notes (cost-$16,244,243)		17,857,481

	MORTGAGE-BACKED SECURITIES — 1.7%
151	Banc of America Funding Corp., CMO, FRN, 3.267%, 5/25/35	NR/AAA	142,235

44	Bear Stearns Alt-A Trust, CMO, VRN, 5.378%, 9/25/35	Ba1/AA-	29,535

100	Bear Stearns Commercial Mortgage Securities, CMO, 5.703%, 6/11/50	NR/AAA	95,885

57	Countrywide Home Loan Mortgage Pass Through Trust, CMO, FRN, 5.25%, 2/20/36	Baa3/AA+	37,680

1,300	Credit Suisse Mortgage Capital Certificates, CMO, VRN, 6.216%, 2/15/41	NR/AA	1,100,553

83	Greenpoint Mortgage Pass-Through Certificates, CMO, FRN, 3.829%, 10/25/33	NR/B	61,112

91	Harborview Mortgage Loan Trust, CMO, VRN, 5.099%, 7/19/35	Baa2/BBB+	62,918

200	JPMorgan Chase Commercial Mortgage Securities Corp., CMO, 5.44%, 6/12/47	Aaa/A+	174,233

100	Morgan Stanley Capital I, CMO, VRN, 5.88%, 6/11/49	NR/BBB+	89,145

	Prime Mortgage Trust, CMO, FRN,
8	0.631%, 2/25/19	NR/AAA	7,423
24	0.631%, 2/25/34	NR/AAA	22,129

170	Residential Asset Securitization Trust, CMO, 5.50%, 9/25/35	NR/CCC	138,197

100	Wachovia Bank Commercial Mortgage Trust, CMO, VRN, 5.416%, 1/15/45	Aaa/AA-	95,537

	Total Mortgage-Backed Securities (cost-$2,019,329)		2,056,582

Premier VIT
OpCap Managed Portfolio
SCHEDULE OF INVESTMENTS

December 31, 2009
(continued)

Shares		Credit Rating (Moody’s/S&P)*	Value
	PREFERRED STOCK — 0.5%
	Financial Services — 0.5%
68	DG Funding Trust, FRN (a)(b)(c)(f)(j), 2.501% (acquisition cost-$716,526; purchased 11/4/03-11/6/03) (cost-$716,526)	Aaa/AAA	$603,366

Principal Amount (000s)
	MUNICIPAL BONDS & NOTES — 0.5%
	Illinois — 0.1%
$100	Chicago Transit Auth. Rev., Ser. B,
	6.899%, 12/1/40	A1/AA+	106,178

	Texas — 0.3%
360	Lower Colorado River Auth. Rev. (AMBAC),
	5.00%, 5/15/33	A1/A	360,968

	Washington — 0.1%
200	State, GO, Ser. F (NPFGC),
	zero coupon, 12/1/20	Aa1/AA+	127,530

	Total Municipal Bonds & Notes (cost-$574,698)		594,676

	U.S. TREASURY BONDS & NOTES — 0.5%
	U.S. Treasury Bonds & Notes,
300	2.625%, 12/31/14		299,133
300	4.50%, 8/15/39		293,203

	Total U.S. Treasury Bonds & Notes (cost-$611,512)		592,336

	ASSET-BACKED SECURITIES — 0.3%
257	Citigroup Mortgage Loan Trust, Inc., FRN,
	0.341%, 3/25/37	Baa2/BBB-	217,073

	SLM Student Loan Trust, FRN,
126	0.272%, 10/27/14	Aaa/AAA	125,957
83	0.272%, 10/25/18	Aaa/AAA	83,105

	Total Asset-Backed Securities (cost-$465,917)		426,135

Shares
	CONVERTIBLE PREFERRED STOCK — 0.3%
	Automobiles — 0.0%
4,000	Motors Liquidation Co., Ser. B (e),
	5.25%, 3/6/32	WR/NR	22,800

	Commercial Banks — 0.2%
300	Wells Fargo & Co., Ser. L,
	7.50%, 12/31/49	Ba1/A-	275,400

	Insurance — 0.1%
6,600	American International Group, Inc.,
	8.50%, 8/1/11	Ba2/NR	74,778

	Total Convertible Preferred Stock (cost-$520,656)		372,978

Principal Amount (000s)
	SOVEREIGN DEBT OBLIGATION — 0.1%
	France — 0.1%
€100	Societe Financement de l’Economie Francaise,
	2.125%, 5/20/12 (cost-$136,121)	Aaa/AAA	144,945

	SHORT-TERM INVESTMENTS — 15.9%
	Corporate Notes — 1.5%
	Banking — 1.0%
$300	ICICI Bank Ltd., FRN (a)(c),
	0.824%, 1/12/10	Baa2/BBB-	298,500

100	KeyBank NA, FRN (a)(c),
	2.506%, 6/2/10	A2/A	100,603

800	Korea Development Bank, FRN,
	0.424%, 4/6/10	A2/A	795,620
			1,194,723
	Financial Services — 0.5%
200	American Express Credit Corp., FRN,
	0.384%, 10/4/10	A2/BBB+	199,479

100	Countrywide Financial Corp.,
	4.50%, 6/15/10	A2/A	101,670

€200	Countrywide Financial Corp., FRN,
	1.115%, 11/23/10	A2/A	287,756

$100	Morgan Stanley, FRN,
	2.373%, 5/14/10	A2/A	100,717
			689,622
	Total Corporate Notes (cost-$1,845,842)		1,884,345

	U.S. Treasury Bills (h) — 2.0%
2,500	0.087%-0.153%, 1/7/10-2/11/10 (cost-$2,499,965)		2,499,965

	Japan Treasury Discount Bills — 1.2%
¥140,000	zero coupon, 3/29/10 (cost-$1,562,638)		1,503,419

Premier VIT
OpCap Managed Portfolio
SCHEDULE OF INVESTMENTS

December 31, 2009
(continued)

Principal Amount (000s)		Value
	SHORT-TERM INVESTMENTS (continued)
	U.S. Government Agency Securities — 3.2%
$1,000	Fannie Mae,
	0.105%, 1/13/10	$999,983

	Freddie Mac,
2,000	0.076%, 2/12/10	1,999,825
1,000	0.078%, 1/8/10	999,993

8	Small Business Administration,
	7.449%, 8/10/10	8,569

	Total U.S. Government Agency Securities (cost-$4,008,106)	4,008,370

	Repurchase Agreements — 8.0%
500	Credit Suisse First Boston, dated 12/31/09, zero coupon, due 1/4/10, proceeds $500,000; collateralized by U.S. Treasury Bills, zero coupon, due 6/10/10, valued at $512,604	500,000

500	Deutsche Bank, dated 12/21/09, 0.08%, due 1/5/10, proceeds $500,016; collateralized by U.S. Treasury Notes, 1.375%, due 9/15/12, valued at $510,662 including accrued interest	500,000

5,600	JPMorgan Securities, Inc., dated 12/31/09, zero coupon, due 1/4/10, proceeds $5,600,000; collateralized by Fannie Mae, 2.178%, due 4/23/12, valued at $5,723,503 including accrued interest	5,600,000

3,214	State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $3,214,002; collateralized by Freddie Mac, 4.375% due 7/17/15, valued at $651,000 and 5.125% due 10/18/16, valued at $2,633,281 including accrued interest	3,214,000

	Total Repurchase Agreements (cost-$9,814,000)	9,814,000

	Total Short-Term Investments (cost-$19,730,551)	19,710,099

	Total Investments before options written (cost-$117,483,105) 102.6%	126,622,906

Contracts/ Notional Amount
	OPTIONS WRITTEN (i) — (0.1)%
	Call Options — (0.0)%
	7-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$100,000	strike rate 2.75%, expires 4/19/10	(101)
2,000,000	strike rate 2.80%, expires 2/17/10	(207)
	10-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
200,000	strike rate 3.25%, expires 2/17/10	(64)
700,000	strike rate 3.25%, expires 4/19/10	(1,276)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
8	strike price $119, expires 1/22/10	(250)
29	strike price $120, expires 2/19/10	(1,359)
4	strike price $121, expires 2/19/10	(63)
		(3,320)
	Put Options — (0.1)%
	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
2,000,000	strike rate 5.00%, expires 6/15/10	(3,660)
2,000,000	strike rate 5.50%, expires 8/31/10	(5,168)
4,000,000	strike rate 5.80%, expires 6/28/10	(3,005)
	10-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
1,800,000	strike rate 4.00%, expires 2/17/10	(29,713)
600,000	strike rate 4.25%, expires 4/19/10	(11,376)
300,000	strike rate 10.00%, expires 7/10/12	(1,649)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
20	strike price $115, expires 2/19/10	(19,375)
8	strike price $116, expires 1/22/10	(8,750)

Premier VIT
OpCap Managed Portfolio
SCHEDULE OF INVESTMENTS

December 31, 2009
(continued)

Contracts			Value
	OPTIONS WRITTEN (continued)
	Put Options (continued)
4	strike price $116, expires 2/19/10		$(5,750)
			(88,446)
	Total Options Written (premiums received-$141,235)		(91,766)

	Total Investments net of options written (cost-$117,341,870)	102.5%	126,531,140

	Other liabilities in excess of other assets	(2.5)%	(3,130,715)

	Net Assets	100.0%	$123,400,425

Notes to Schedule of Investments:

*	Unaudited.
(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $3,999,841, representing 3.2% of net assets.
(b)	Illiquid.
(c)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	When-issued or delayed-delivery. To be settled/delivered after December 31, 2009.
(e)	In default.
(f)	Fair-Valued—Securities with an aggregate value of $603,743, representing 0.5% of net assets. See Note 1(a) in the Notes to Financial Statements.
(g)	Perpetual maturity. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.
(h)	All or partial amount segregated as collateral for futures contracts.
(i)	Non-income producing.
(j)	Restricted. The aggregate acquisition cost of such securities is $783,826. The aggregate market value of $603,743 is approximately 0.5% of net assets.

Glossary:

ABS - Asset-Backed Securities

ADR - American Depositary Receipt

AMBAC - insured by American Municipal Bond Assurance Corp.

£ - British Pound

CBOT - Chicago Board of Trade

CMO - Collateralized Mortgage Obligation

€ - Euro

FRN - Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2009.

GO - General Obligation Bond

¥ - Japanese Yen

LIBOR - London Inter-Bank Offered Rate

MBS - Mortgage-Backed Securities

NPFGC - insured by National Public Finance Guarantee Corporation

NR - Not Rated

OTC - Over the Counter

TBA - To Be Announced

VRN -

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on December 31, 2009.

WR - Withdrawn Rating

See accompanying Notes to Financial Statements

Premier VIT
OpCap Managed Portfolio
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

Assets:
Investments, at value (cost-$117,483,105)	$126,622,906
Cash (including foreign currency of $161,178 with a cost of $161,290)	226,277
Receivable for investments sold	3,177,455
Interest and dividends receivable	456,970
Unrealized appreciation of swaps	167,771
Unrealized appreciation of forward foreign currency contracts	149,173
Swap premiums paid	70,780
Tax reclaims receivable	31,059
Receivable from broker	20,719
Receivable for shares of beneficial interest sold	686
Receivable for variation margin on futures contracts	321
Other assets	24,458
Total Assets	130,948,575

Liabilities:
Payable for investments purchased	6,365,859
Payable to brokers for cash collateral received	650,000
Deferred trustees’ retirement plan payable	114,140
Options written, at value (premiums received-$141,235)	91,766
Payable for shares of beneficial interest redeemed	67,573
Unrealized depreciation of swaps	62,380
Swap premiums received	42,842
Payable for variation margin on futures contracts	20,056
Investment management fees payable	15,737
Unrealized depreciation of forward foreign currency contracts	7,789
Accrued expenses and other liabilities	110,008
Total Liabilities	7,548,150
Net Assets	$123,400,425

Composition of Net Assets:
Beneficial interest shares of $0.01 par value (unlimited number authorized)	$42,016
Paid-in-capital in excess of par	147,776,277
Undistributed net investment income	2,668,308
Accumulated net realized loss	(36,527,860)
Net unrealized appreciation of investments, options written, swaps, futures contracts and foreign currency transactions	9,441,684
Net Assets	$123,400,425
Shares outstanding (Class I)	4,201,598
Net asset value, offering price and redemption price per share (Class I)	$29.37

See accompanying Notes to Financial Statements

Premier VIT
OpCap Managed Portfolio
STATEMENT OF OPERATIONS

Year ended December 31, 2009

	Investment Income:
	Interest	$2,246,576
	Dividends (net of foreign withholding taxes of $24,718)	1,170,232
	Total investment income	3,416,808

	Expenses:
	Investment management fees	929,402
	Trustees’ fees and expenses	185,788
	Custodian and accounting agent fees	107,002
	Legal fees	72,455
	Audit and tax services	55,180
	Shareholder communications	54,779
	Transfer agent fees	10,366
	Insurance expense	6,170
	Miscellaneous	6,007
	Total expenses	1,427,149
Less:	investment management fees waived	(263,516)
	custody credits earned on cash balances	(253)
	Net expenses	1,163,380
	Net investment income	2,253,428

	Realized and Change in Unrealized Gain (Loss):
	Net realized gain (loss) on:
	Investments	(18,107,940)
	Options written	(279,524)
	Swaps	(694,795)
	Futures contracts	980,788
	Foreign currency transactions	(242,010)
	Net change in unrealized appreciation/depreciation of:
	Investments	38,368,148
	Options written	606,162
	Swaps	1,741,791
	Futures contracts	(850,456)
	Foreign currency transactions	379,650
	Net realized and change in unrealized gain on investments, options written, swaps, futures contracts and foreign currency transactions	21,901,814
	Net increase in net assets resulting from investment operations	$24,155,242

See accompanying Notes to Financial Statements

Premier VIT
OpCap Managed Portfolio
STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31,
	2009	2008
Investment Operations:
Net investment income	$2,253,428	$3,497,934
Net realized loss on investments, options written, swaps, futures contracts and foreign currency transactions	(18,343,481)	(17,039,027)
Net change in unrealized appreciation/depreciation of investments, options written, swaps, futures contracts and foreign currency transactions	40,245,295	(40,311,186)
Net increase (decrease) in net assets resulting from investment operations	24,155,242	(53,852,279)

Dividends and Distributions to Shareholders from:
Net investment income	(2,832,484)	(5,092,684)
Net realized gains	—	(14,227,485)
Total dividends and distributions to shareholders	(2,832,484)	(19,320,169)

Share Transactions:
Net proceeds from the sale of shares	1,253,114	1,271,991
Reinvestment of dividends and distributions	2,832,484	19,320,169
Cost of shares redeemed	(20,739,999)	(36,177,361)
Net decrease in net assets from share transactions	(16,654,401)	(15,585,201)
Total increase (decrease) in net assets	4,668,357	(88,757,649)

Net Assets:
Beginning of year	118,732,068	207,489,717
End of year (including undistributed net investment income of $2,668,308 and $2,598,359, respectively)	$123,400,425	$118,732,068

Shares Issued and Redeemed:
Issued	47,369	37,339
Issued in reinvestment of dividends and distributions	113,799	611,011
Redeemed	(813,982)	(1,166,069)
Net decrease	(652,814)	(517,719)

See accompanying Notes to Financial Statements

Premier VIT
OpCap Managed Portfolio
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

	Year ended December 31,
	2009		2008		2007	2006	2005
Class I
Net asset value, beginning of year	$24.46		$38.62		$41.48	$43.08	$42.73
Investment Operations:
Net investment income	0.59		0.81		0.73	0.81	0.65
Net realized and change in unrealized gain (loss) on investments, options written, swaps, futures contracts and foreign currency transactions	4.96		(10.99)		0.48	2.96	1.55
Total from investment operations	5.55		(10.18)		1.21	3.77	2.20

Dividends and Distributions to Shareholders from:
Net investment income	(0.64)		(1.05)		(0.93)	(0.75)	(0.50)
Net realized gains	—		(2.93)		(3.14)	(4.62)	(1.35)
Total dividends and distributions to shareholders	(0.64)		(3.98)		(4.07)	(5.37)	(1.85)
Net asset value, end of year	$29.37		$24.46		$38.62	$41.48	$43.08
Total Return (1)	23.17%		(28.69)%		2.76%	9.65%	5.28%

Ratios/Supplemental data:
Net assets, end of year (000s)	$123,400		$118,732		$207,490	$258,188	$329,661
Ratio of expenses to average net assets (2)	1.00	%(3)	1.00	%(3)	0.95%	0.95%	0.91%
Ratio of net investment income to average net assets	1.94	%(3)	2.16	%(3)	1.46%	1.75%	1.41%
Portfolio turnover	223%		200%		159%	151%	171%

(1)	Assumes reinvestment of all dividends and distributions.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(m) in Notes to Financial Statements).
(3)

During the fiscal years indicated above, the Investment Manager waived a portion of its fees. If such waivers had not been in effect, the ratio of expenses to average net assets and ratio of net investment income to average net assets would have been 1.23% and 1.71%, respectively, for the year ended December 31, 2009 and 1.02% and 2.14%, respectively, for the year ended December 31, 2008.

See accompanying Notes to Financial Statements

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009

(1)  Organization and Significant Accounting Policies

Premier VIT (the “Trust”), was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. Effective October 5, 2009, the outstanding shares of the Trust were redesignated as “Class I.” The Trust is comprised of: NACM Small Cap Portfolio, NFJ Dividend Value Portfolio, OpCap Managed Portfolio (the “Portfolio”) and OpCap Mid Cap Portfolio. In December 2009, the Board of Trustees of the Trust approved the closing and termination of the Trust, the Portfolio, NACM Small Cap Portfolio, NFJ Dividend Value Portfolio and OpCap Mid Cap Portfolio, which will occur on April 30, 2010. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Trust’s Investment Manager. The Investment Manager is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company.

The Portfolio’s objective is to seek growth of capital. It seeks to meet its objective by investing in common stocks, bonds, derivative instruments and cash equivalents, in varying percentages based on Oppenheimer Capital LLC’s (the “Sub-Adviser”) and Pacific Investment Management Company LLC’s (the “Fixed Income Sub-Adviser”) assessments of the relative outlook for such investments.

The accompanying financial statements and notes thereto are those of the Portfolio. The financial statements of the other portfolios are presented in separate reports. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted. However, the Trust expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a)  Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Portfolio securities and other financial instruments other than debt securities listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sales price; if there are no such reported sales, the securities are valued at the last quoted bid price. Other Portfolio securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) and over-the-counter options are valued daily using prices supplied by an independent pricing service or dealer quotations. Independent pricing services use information provided by market makers or estimates of market values

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(1)  Organization and Significant Accounting Policies (continued)

(a)  Valuation of Investments (continued)

obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the Net Asset Value (“NAV”) of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed. The prices used by the Portfolio to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the Portfolio’s financial statements. The Portfolio’s NAV is normally determined daily at the close of regular trading (normally, 4:00 pm Eastern Time) on the NYSE on each day the NYSE is open for business.

(b)  Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Portfolio has the ability to access

•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Portfolio to measure fair value during the year ended December 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Portfolio utilized multi-dimensional relational pricing model and option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(1)  Organization and Significant Accounting Policies (continued)

(b)  Fair Value Measurements (continued)

A summary of the inputs used at December 31, 2009 in valuing the Portfolio’s assets and liabilities is listed below:

	Level 1—Quoted Prices	Level 2—Other Significant Observable Inputs	Level 3—Significant Unobservable Inputs	Value at 12/31/09
Investments in Securities—Assets
Common Stock	$65,279,308	—	—	$65,279,308
U.S. Government Agency Securities	—	$18,985,000	—	18,985,000
Corporate Bonds & Notes:
Airlines	—	—	$2,382,213	2,382,213
All Other	—	15,475,268	—	15,475,268
Mortgage-Backed Securities	—	2,056,582	—	2,056,582
Preferred Stock	—	—	603,366	603,366
Municipal Bonds & Notes	—	594,676	—	594,676
U.S. Treasury Bonds & Notes	—	592,336	—	592,336
Asset-Backed Securities	—	426,135	—	426,135
Convertible Preferred Stock:
Automobiles	—	22,800	—	22,800
All Other	350,178	—	—	350,178
Sovereign Debt Obligation	—	144,945	—	144,945
Short-Term Investments	—	19,710,099	—	19,710,099
Total Investments in Securities—Assets	$65,629,486	$58,007,841	$2,985,579	$126,622,906
Investments in Securities—Liabilities
Options Written, at value	$(35,547)	$(56,219)	—	$(91,766)
Other Financial Instruments*	$5,608	$246,775	—	$252,383
Total Investments	$65,599,547	$58,198,397	$2,985,579	$126,783,523

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2009, was as follows:

	Beginning Balance 12/31/08	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Total Realized Gain(Loss)	Total Change in Unrealized Appreciation/ Depreciation	Transfers in and/or out of Level 3	Ending Balance 12/31/09
Investments in Securities—Assets
Corporate Bonds & Notes:
Airlines	$1,824,078	—	—	—	$558,135	—	$2,382,213
Preferred Stock	—	—	—	—	(78,759)	$682,125	603,366
Total Investments in Securities—Assets	$1,824,078	—	—	—	$479,376	$682,125	$2,985,579
Other Financial Instruments*	$33,129	—	—	—	—	$(33,129)	—
Total Investments	$1,857,207	—	—	—	$479,376	$648,996	$2,985,579

*

Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(1)  Organization and Significant Accounting Policies (continued)

(b)  Fair Value Measurements (continued)

The net change in unrealized appreciation /depreciation of investments, which the Portfolio held at December 31, 2009, was $479,376. Realized gain (loss) and change in unrealized appreciation/depreciation is recorded on the Statement of Operations.

(c)  Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. The payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d)  Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio’s management has determined that its evaluation has resulted in no material impact to the Portfolio’s financial statements at December 31, 2009. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(e)  Dividends and Distributions to Shareholders

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of the dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles in the United States of America. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f)  Foreign Currency Translation

The Portfolio’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Portfolio’s Statement of Operations.

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(1)  Organization and Significant Accounting Policies (continued)

(f)  Foreign Currency Translation (continued)

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain or loss is included in net realized and unrealized gain or loss on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(g)  When-Issued/Delayed-Delivery Transactions

The Portfolio purchases or sells securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(h)  Repurchase Agreements

The Portfolio enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited

(i)  Reverse Repurchase Agreements

In a reverse repurchase agreement, the Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Portfolio can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Portfolio covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Portfolio’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(1)  Organization and Significant Accounting Policies (continued)

(i)  Reverse Repurchase Agreements (continued)

agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(j)  Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may have made it more difficult to determine fair market value. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(k)  U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(l)  Allocation of Expenses

Expenses specifically identifiable to the Portfolio are borne by the Portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

(m)  Custody Credits Earned on Cash Balances

The Portfolio has an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(n)  Trustees’ Retirement Plan

The Trust offers defined benefits to the former independent Trustees through the Trust’s Retirement Plan for Independent Trustees, (the “Plan”). The Plan is an unfunded non-qualified defined benefit plan under Section 409A of the Internal Revenue Code of 1986 (the “Code”), as amended. Participating trustees receive benefits upon the specified retirement age or event. Obligations of the Plan are expected to be paid from the assets of the Trust. Each

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(1)  Organization and Significant Accounting Policies (continued)

(n)  Trustees’ Retirement Plan (continued)

Portfolio is allocated a portion of the obligation based on the respective net assets of the Portfolios participating in the Plan. At December 31, 2009, the Portfolio’s payable in connection with the Plan was $114,140. A net expense related to the Plan of $160,498 is included in the Trustees’ fees and expenses on the Statement of Operations.

Summary information for the Plan at the Trust level is as follows, based on the valuation performed on December 31, 2009:

Change in benefit obligation
Projected benefit obligation at beginning of year	$(811,453)
Benefits paid	667,346
Interest cost	(20,321)
Actuarial gain/loss	(21,518)
Projected benefit obligation at end of year	$(185,946)
Funded status	$(185,946)
Accumulated benefit obligation/Accrued pension cost	$166,768

Projected benefit payment:
2010	$203,440

Amount anticipated to be recognized in expense for fiscal period 2010:
Net loss (gain)	$29,191

Determination of the projected benefit obligation was based on the following assumptions for the year ended December 31, 2009: discount rate of 4.00%; mortality rate based upon SSMort2004 for Males and Females.

The Plan will be terminated effective March 31, 2010.

(2)  Principal Risk

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit/counterparty risk). The Portfolio is exposed to various, among other things, risks such as, but not limited to, from interest rate, foreign currency, market price and credit/counterparty risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The Portfolio may be subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(2)  Principal Risk (continued)

currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

The market values of equity securities, such as common stock and preferred stock or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio may be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio seeks to minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Fixed Income Sub-Adviser and Sub-Adviser, seek to minimize the Portfolio’s credit risks by performing reviews of each counterparty. Delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the Portfolio’s financial statements.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, amount other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Certain transactions are also governed by Master Repurchase Agreements (“Master Repo Agreements”) between the Portfolio and select counterparties. The Master Repo Agreements maintain provision for, initiation, income payments, events of default, and maintenance of collateral.

The credit risk associated with favorable contracts is reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(2)  Principal Risk (continued)

overall exposure to credit risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc. (“SLH”), a broker dealer. A trustee appointed under SIPA is administering the bankruptcy estate of SLH. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. (“LBSF”) filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, swap agreements and securities transactions outstanding with Lehman Brothers entities as issuer, referenced entity, guarantor or counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The securities transactions associated with SLH as counterparty have been written down to their estimated recoverable values. Anticipated losses for securities transactions associated with SLH have been incorporated as net realized loss on the Statement of Operations of the Portfolio. The remaining balances due from SLH are recorded as a receivable from broker on the Statement of Assets and Liabilities. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as the referenced entity. These recovery rates as well as the current value of Senior Lehman bonds, have been utilized in determining estimated recovery values for certain holdings. On September 23, 2009, the Portfolio paid all outstanding liabilities owed to LBSF.

(3)  Financial Derivative Instruments

Disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Portfolio may sometimes use derivatives for hedging purposes, the Portfolio reflects derivatives at fair value and recognizes the changes in fair value through the Portfolio’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment. Derivative notional amounts and values as of December 31, 2009, which are disclosed in the accompanying Notes to the Financial Statements, are indicative of the volume of the Portfolio’s derivative activities during the reporting period.

(a)  Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Portfolio enters into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also enters these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement or Assets and Liabilities.

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(3)  Financial Derivative Instruments (continued)

(b)  Futures Contracts

The Portfolio uses futures contracts to manage their exposure to the securities market or the movement in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolio agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contracts are closed, the Portfolio records a realized gain loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedging assets, and the possible inability or unwillingness or counterparties to meet the terms of their contracts.

(c)  Option Transactions

The Portfolio purchases and writes (sells) put and call options on securities for hedging purposes, risk management purposes or otherwise as part of its investment strategies. The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Portfolio’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Portfolio purchasing a security at a price different from its current market value.

(d)  Swap Agreements

Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio enters into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Portfolio’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are

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OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(3)  Financial Derivative Instruments (continued)

(d)  Swap Agreements (continued)

recorded as realized gains or losses on the Portfolio’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Portfolio’s Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Portfolio’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements—Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolios because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio uses credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(3)  Financial Derivative Instruments (continued)

(d)  Swap Agreements (continued)

will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index or in the case of a tranched index credit default swap, the credit event is settled based on the name’s in the index that falls within the tranche for which the Portfolio bears exposure. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in section 5(c) of the Notes to Financials Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in section 5(c) of the Notes to Financial Statements. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements—Interest rate swap agreements involve the exchange by the Portfolio with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(3)  Financial Derivative Instruments (continued)

(d)  Swap Agreements (continued)

which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

(e)  Short Sales

The Portfolio engages in short sales for investment and risk management purposes. Short sales are transactions in which a Portfolio sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Portfolio engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

Fair Value of Derivative Instruments as of December 31, 2009

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

The effect of derivative instruments on the Portfolio’s Statement of Assets and Liabilities at December 31, 2009:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset Derivatives:
Unrealized appreciation of swaps	$88,210	$79,561	—	$167,771
Receivable for variation margin on futures contracts*	321	—	—	321
Unrealized appreciation of forward foreign currency contracts	—	—	$149,173	149,173
Total Asset Derivatives	$88,531	$79,561	$149,173	$317,265

Liability Derivatives:
Unrealized depreciation of swaps	$(48,397)	$(13,983)	—	$(62,380)
Payable for variation margin on futures contracts*	(20,056)	—	—	(20,056)
Options written, at value	(91,766)	—	—	(91,766)
Unrealized depreciation of forward foreign currency contracts	—	—	$(7,789)	(7,789)
Total Liability Derivatives	$(160,219)	$(13,983)	$(7,789)	$(181,991)

*	Included in the net cumulative unrealized appreciation of $5,608 on futures contracts as reported in the Notes to Financial Statements (see Note 5(a)).

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(3)  Financial Derivative Instruments (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Realized Gain (Loss) on:
Investments (options purchased)	$408,808	—	—	$408,808
Futures contracts	980,788	—	—	980,788
Options written	(279,524)	—	—	(279,524)
Swaps	(253,639)	$(441,156)	—	(694,795)
Foreign currency transactions	—	—	$(232,130)	(232,130)
Total Realized Gain (Loss)	$856,433	$(441,156)	$(232,130)	$183,147

Net Change in Unrealized Appreciation/Depreciation of:
Investments (options purchased)	$(580,780)	—	—	$(580,780)
Futures contracts	(850,456)	—	—	(850,456)
Options written	606,162	—	—	606,162
Swaps	1,266,116	$475,675	—	1,741,791
Foreign currency transactions	—	—	$376,593	376,593
Total Net Change in Unrealized Appreciation/Depreciation	$441,042	$475,675	$376,593	$1,293,310

(4)  Investment Manager/Sub-Adviser/Fixed Income Sub-Adviser/Distributor

The Trust, on behalf of the Portfolio, has an Investment Advisory Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Trust’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager will receive an annual fee, payable monthly at the annual rate of 0.80% on the first $400 million of the Portfolio’s average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets thereafter. The Investment Manager is contractually obligated to waive that portion of the management fee and reimburse any necessary expenses in order to limit total operating expenses of the Portfolio to 1.00% of average daily net assets (net of custody credits earned on cash balances at the custodian bank) on an annual basis.

The Investment Manager has retained its affiliates, the Sub-Adviser, to manage the Portfolio’s equity investments and the Fixed Income Sub-Adviser to manage the Portfolio’s fixed-income investments. Subject to the supervision of the Investment Manager, the Sub-Adviser and Fixed Income Sub-Adviser are responsible for making all the Portfolio’s investment decisions. The Investment Manager and not the Portfolio pays a portion of the fees it receives from the Portfolio to the Sub-Adviser and Fixed Income Sub-Adviser in return for their services.

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of the Investment Manager, serves as the distributor of the Trust’s shares. Pursuant to a distribution agreement with the Trust, the Investment Manager on behalf of the Portfolio pays the Distributor.

(5)  Investments in Securities

For the year ended December 31, 2009, purchases and sales of securities, other than short-term securities and U.S. government obligations, aggregated were $44,494,846 and $61,633,174, respectively. Purchases and sales in U.S. government obligations aggregated $239,820,004 and $270,913,108, respectively.

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(5)  Investments in Securities (continued)

(a) Futures contracts outstanding at December 31, 2009:

Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Euribor Futures	2	$712	3/15/10	$22,985
Euro Bobl Futures	13	2,157	3/8/10	(54,277)
Euro Bund Futures	2	348	3/8/10	(15,578)
Financial Futures British Pound—90 day	1	200	3/17/10	8,651
Financial Futures British Pound—90 day	2	400	6/16/10	14,598
Financial Futures British Pound—90 day	2	398	9/15/10	12,417
Financial Futures Euro—90 day	29	7,224	3/15/10	43,400
Financial Futures Euro—90 day	41	10,180	6/14/10	33,362
Financial Futures Euro—90 day	2	494	9/13/10	3,138
Financial Futures Euro—90 day	8	1,969	12/13/10	10,662
U.S. Treasury Notes 2 yr. Futures	41	8,867	3/31/10	(43,375)
U.S. Treasury Notes 10 yr. Futures	9	1,039	3/22/10	(30,375)
				$5,608

(b) Transactions in options written for the year ended at December 31, 2009:

	Contracts	Notional Amount	Premiums
Options outstanding, December 31, 2008	17	$6,200,000	$197,891
Options written	163	24,000,000	233,615
Options terminated in closing transactions	—	(6,500,000)	(193,120)
Options expired	(107)	(10,000,000)	(97,151)
Options outstanding, December 31, 2009	73	$13,700,000	$141,235

(c) Credit default swaps agreements:

Sell protection swap agreements outstanding at December 31, 2009(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s)(3)	Credit Spread(2)*	Termination Date	Payments Received by Portfolio	Market Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Barclays Bank:
Dow Jones CDX IG-9 5 Year Index 30-100%	$290	0.13%	12/20/12	0.76%	$5,302	—	$5,302
General Electric Capital Corp.	500	1.26%	3/20/11	0.62%	(3,781)	—	(3,781)
General Electric Capital Corp.	400	1.54%	12/20/12	0.64%	(10,202)	—	(10,202)

Citigroup:
General Electric Capital Corp.	100	1.60%	3/20/14	3.85%	8,897	—	8,897
SLM Corp.	100	4.68%	3/20/13	4.85%	640	—	640
SLM Corp.	100	4.98%	12/20/13	5.00%	217	$(14,250)	14,467

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(5)  Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s)(3)	Credit Spread(2)*	Termination Date	Payments Received by Portfolio	Market Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Credit Suisse First Boston:
The Procter & Gamble Co.	$600	0.31%	6/20/14	1.00%	$17,844	$5,508	$12,336

Deutsche Bank:
American Express	100	0.71%	3/20/13	1.75%	3,293	—	3,293
Dow Jones CDX IG-9 5 Year Index 30-100%	289	0.13%	12/20/12	0.71%	4,878	—	4,878
General Electric Capital Corp.	100	1.59%	12/20/13	4.75%	11,826	—	11,826
General Electric Capital Corp.	100	1.59%	12/20/13	4.90%	12,386	—	12,386

Merrill Lynch & Co.:
International Lease Financial Corp.	100	8.98%	12/20/13	5.00%	(11,214)	(16,750)	5,536
					$40,086	$(25,492)	$65,578

* Unaudited.

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3) The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at December 31, 2009 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(5)  Investments in Securities (continued)

(d) Interest rate swap agreements outstanding at December 31, 2009:

			Rate Type			Upfront
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments made by Portfolio	Payments received by Portfolio	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America	$400	12/16/10	3-Month USD-LIBOR	3.00%	$9,532	$8,364	$1,168
Barclays Bank	BRL400	1/4/10	BRL-CDI- Compounded	11.36%	731	—	731
Barclays Bank	€1,300	6/16/15	6-Month EUR-LIBOR	3.00%	(7,969)	3,827	(11,796)
BNP Paribas	€600	10/15/10	5-Year French CPI Ex Tobacco Daily Reference Index	2.09%	29,553	(426)	29,979
BNP Paribas	€100	3/18/14	6-Month EUR-LIBOR	4.50%	14,081	(1,507)	15,588
Deutsche Bank	AUD100	6/15/11	3-Month Australian Bank Bill	4.50%	(582)	274	(856)
Deutsche Bank	€1,500	6/16/15	6-Month EUR-LIBOR	3.00%	(9,195)	2,013	(11,208)
Goldman Sachs	BRL100	1/4/10	BRL-CDI- Compounded	11.47%	331	—	331
Goldman Sachs	€1,400	6/16/15	6-Month EUR-LIBOR	3.00%	(8,582)	1,772	(10,354)
Merrill Lynch & Co.	BRL300	1/4/10	BRL-CDI- Compounded	11.43%	848	—	848
Merrill Lynch & Co.	BRL200	1/4/10	BRL-CDI- Compounded	12.95%	4,699	174	4,525
Merrill Lynch & Co.	BRL400	1/2/12	BRL-CDI- Compounded	11.98%	3,632	—	3,632
Merrill Lynch & Co.	BRL300	1/2/12	BRL-CDI- Compounded	12.54%	5,169	(2,008)	7,177
Morgan Stanley	BRL100	1/4/10	BRL-CDI- Compounded	12.67%	1,615	(147)	1,762
Morgan Stanley	BRL400	1/4/10	BRL-CDI- Compounded	12.78%	8,399	425	7,974
Morgan Stanley	$2,100	12/16/10	3-Month USD-LIBOR	3.00%	50,041	44,013	6,028
Royal Bank of Canada	CAD300	12/19/23	3-Month CAD Bank Bill	5.80%	(1,170)	1,678	(2,848)

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(5)  Investments in Securities (continued)

			Rate Type			Upfront
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments made by Portfolio	Payments received by Portfolio	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Royal Bank of Scotland	$100	12/16/14	3-Month USD-LIBOR	4.00%	$5,048	$2,137	$2,911
Royal Bank of Scotland	CAD600	12/18/24	3-Month CAD Bank Bill	5.70%	(4,755)	(411)	(4,344)
UBS	BRL100	1/4/10	BRL-CDI- Compounded	12.41%	1,576	(173)	1,749
UBS	AUD1,100	6/15/11	3-Month	4.50%	(6,396)	595	(6,991)
			Australian Bank Bill
UBS	BRL400	1/2/12	BRL-CDI-	10.58%	(6,733)	(7,170)	437
			Compounded
UBS	AUD500	9/15/12	3-Month	6.00%	3,370	—	3,370
			Australian Bank Bill
					$93,243	$53,430	$39,813

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CPI - Consumer Price Index

EUR/€ - Euro

CDI - Inter-Bank Deposit Certificate

LIBOR - London Inter-Bank Offered Rate

(e) Forward foreign currency contracts outstanding at December 31, 2009:

	Counterparty	U.S. $ Value on Origination Date	U.S. $ Value December 31, 2009	Unrealized Appreciation (Depreciation)
Purchased:
109,000 Australian Dollar settling 1/11/10	Royal Bank of Scotland PLC	$101,065	$97,970	$(3,095)
597,465 Brazilian Real settling 2/2/10	Deutsche Bank	310,452	340,684	30,232
22,574 Brazilian Real settling 2/2/10	HSBC Bank USA	13,000	12,872	(128)
22,577 Brazilian Real settling 2/2/10	Royal Bank of Canada	13,000	12,874	(126)
39,000 British Pound settling 1/13/10	Goldman Sachs & Co.	62,399	62,976	577
68,000 Canadian Dollar settling 1/21/10	JPMorgan Chase & Co.	63,879	64,865	986
77,660 Chinese Yuan Renminbi settling 3/29/10	Barclays Bank	11,500	11,385	(115)

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(5)  Investments in Securities (continued)

	Counterparty	U.S. $ Value on Origination Date	U.S. $ Value December 31, 2009	Unrealized Appreciation (Depreciation)
73,117 Chinese Yuan Renminbi settling 8/25/10	Barclays Bank	$11,000	$10,754	$(246)
66,333 Chinese Yuan Renminbi settling 11/23/10	Barclays Bank	10,000	9,787	(213)
119,403 Chinese Yuan Renminbi settling 11/17/10	Citigroup	18,000	17,613	(387)
93,121 Chinese Yuan Renminbi settling 8/25/10	Deutsche Bank	14,000	13,696	(304)
304,237 Chinese Yuan Renminbi settling 11/17/10	Deutsche Bank	45,918	44,878	(1,040)
77,841 Chinese Yuan Renminbi settling 3/29/10	HSBC Bank USA	11,500	11,412	(88)
91,746 Chinese Yuan Renminbi settling 8/25/10	HSBC Bank USA	13,500	13,494	(6)
466,610 Chinese Yuan Renminbi settling 3/29/10	JPMorgan Chase & Co.	69,000	68,406	(594)
333,030 Chinese Yuan Renminbi settling 8/25/10	JPMorgan Chase & Co.	49,500	48,982	(518)
169,778 Chinese Yuan Renminbi settling 8/25/10	Morgan Stanley	25,000	24,971	(29)
119,106 Chinese Yuan Renminbi settling 11/17/10	Morgan Stanley	18,000	17,569	(431)
101,700,000 Indonesian Rupiah settling 10/7/10	Bank of America	10,000	10,281	281
302,462,000 Indonesian Rupiah settling 10/7/10	Citigroup	30,000	30,577	577
101,700,000 Indonesian Rupiah settling 10/7/10	Royal Bank of Scotland PLC	10,000	10,281	281
99,333,000 Indonesian Rupiah settling 10/7/10	UBS	10,000	10,042	42
23,238 Malaysian Ringgit settling 2/12/10	Barclays Bank	6,781	6,776	(5)
69,540 Malaysian Ringgit settling 6/14/10	Barclays Bank	20,000	20,182	182
33,155 Malaysian Ringgit settling 2/12/10	Deutsche Bank	9,813	9,668	(145)
69,530 Malaysian Ringgit settling 6/14/10	Deutsche Bank	20,000	20,179	179

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(5)  Investments in Securities (continued)

	Counterparty	U.S. $ Value on Origination Date	U.S. $ Value December 31, 2009	Unrealized Appreciation (Depreciation)
103,539 Malaysian Ringgit settling 2/12/10	HSBC Bank USA	$30,000	$30,191	$191
10,800 Malaysian Ringgit settling 2/12/10	JPMorgan Chase & Co.	3,153	3,149	(4)
6,917 Malaysian Ringgit settling 6/14/10	Morgan Stanley	2,018	2,007	(11)
6,944 Singapore Dollar settling 3/17/10	Barclays Bank	5,000	4,942	(58)
12,368 Singapore Dollar settling 6/16/10	Citigroup	8,919	8,797	(122)
5,000 Singapore Dollar settling 2/11/10	JPMorgan Chase & Co.	3,602	3,560	(42)
6,000 Singapore Dollar settling 3/17/10	Morgan Stanley	4,311	4,270	(41)
2,000,000 South Korean Won settling 7/28/10	Barclays Bank	1,688	1,703	15
60,141,000 South Korean Won settling 8/27/10	Barclays Bank	50,467	51,176	709
3,084,000 South Korean Won settling 11/12/10	Barclays Bank	2,634	2,616	(18)
6,094,000 South Korean Won settling 2/11/10	Citigroup	5,163	5,227	64
1,685,190 South Korean Won settling 11/12/10	Citigroup	1,443	1,429	(14)
23,532,000 South Korean Won settling 2/11/10	Deutsche Bank	20,000	20,185	185
3,467,060 South Korean Won settling 7/28/10	Deutsche Bank	2,922	2,953	31
11,762,000 South Korean Won settling 2/11/10	Morgan Stanley	10,000	10,089	89
2,865,000 South Korean Won settling 7/28/10	Morgan Stanley	2,423	2,440	17
6,857,000 South Korean Won settling 8/27/10	Morgan Stanley	5,825	5,835	10
35,289,000 South Korean Won settling 2/11/10	UBS	30,000	30,270	270
175,127 Taiwan Dollar settling 6/10/10	Bank of America	5,510	5,641	131

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(5)  Investments in Securities (continued)

	Counterparty	U.S. $ Value on Origination Date	U.S. $ Value December 31, 2009	Unrealized Appreciation (Depreciation)
29,000 Taiwan Dollar settling 10/12/10	Barclays Bank	$927	$944	$17
83,553 Taiwan Dollar settling 10/12/10	Citigroup	2,665	2,720	55
205,700 Taiwan Dollar settling 6/10/10	Deutsche Bank	6,467	6,625	158
226,240 Taiwan Dollar settling 6/10/10	Morgan Stanley	7,129	7,287	158

Sold:
4,000 Australian Dollar settling 1/11/10	Royal Bank of Scotland PLC	3,636	3,595	41
210,000 British Pound settling 1/13/10	Citigroup	349,264	339,103	10,161
1,000 British Pound settling 1/13/10	HSBC Bank USA	1,606	1,615	(9)
67,849 Chinese Yuan Renminbi settling 3/29/10	Barclays Bank	10,000	9,947	53
122,139 Chinese Yuan Renminbi settling 3/29/10	Citigroup	18,000	17,906	94
309,993 Chinese Yuan Renminbi settling 3/29/10	Deutsche Bank	45,673	45,446	227
122,130 Chinese Yuan Renminbi settling 3/29/10	Morgan Stanley	18,000	17,904	96
336,000 Euro settling 1/8/10	HSBC Bank USA	507,024	482,074	24,950
291,000 Euro settling 2/18/10	Royal Bank of Scotland PLC	431,867	417,487	14,380
20,000 Euro settling 1/26/10	UBS	28,716	28,694	22
10,698,000 Japanese Yen settling 1/25/10	Deutsche Bank	119,261	114,927	4,334
140,000,000 Japanese Yen settling 3/29/10	JPMorgan Chase & Co.	1,563,896	1,504,518	59,378
				$141,384

The Portfolio received $650,000 in cash as collateral for derivative contracts. Cash collateral received may be invested in accordance with the Portfolio’s investment strategy.

(f) The weighted average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2009 was $9,295 at a weighted average interest rate of (0.05)%. At December 31, 2009, the Portfolio had no open reverse repurchase agreements.

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(6)  Income Tax Information

The tax character of dividends paid during the years ended December 31, was:

	2009	2008
Ordinary Income	$2,832,484	$6,127,460
Long-Term Capital Gains	—	13,192,709

At December 31, 2009, the tax character of distributable earnings of $2,983,685 was comprised entirely from ordinary income.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer realized long-term capital losses of $179,542 arising after October 31, 2009. Such losses are treated for tax purposes as arising on January 1, 2010.

For the year ended December 31, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions, swap payments and paydowns. These adjustments were to increase undistributed net investment income by $649,005 and increase accumulated net realized loss by $652,500 and increase paid-in-capital in excess of par by $3,495.

Net investment income and net realized losses differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For year ended December 31, 2009, the Portfolio received $311,298 from swap agreements, which are treated as net realized loss for financial statement purposes and as net investment loss for federal income tax purposes.

At December 31, 2009, the Portfolio had a capital loss carryforward of $36,154,205, ($12,003,080 of which will expire in 2016 and $24,151,125 of which will expire in 2017), available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The cost basis of portfolio securities for federal income tax purposes is $117,619,024. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $13,600,730, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $4,596,848, net unrealized appreciation for federal income tax purposes is $9,003,882. The difference between book and tax basis unrealized appreciation/depreciation is primarily attributable to wash sales.

(7)  Legal Proceedings

In September 2004, the Investment Manager, PEA Capital LLC (“PEA”) and the Distributor settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of certain open-end funds not in the Trust and advised by the Investment Manager. PEA, the Distributor and Allianz Global reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. Allianz Global, the Investment manager, PEA and the Distributor paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. None of these settlements alleged that any inappropriate activity took place with respect to the Portfolio. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global, the Investment Manager, the Distributor, PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things,

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(7)  Legal Proceedings (continued)

unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

The Fixed Income Sub-Adviser is the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the compliant alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when the Fixed Income Sub-Adviser held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. The Fixed Income Sub-Adviser currently believes that the complaint is without merit and the Fixed Income Sub-Adviser intends to vigorously defend against this action.

It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, the Investment Manager, the Sub-Adviser, the Fixed Income Sub-Adviser and the Distributor believe that these matters are not likely to have a material adverse effect on the Portfolio or on the Investment Manager’s, the Sub-Adviser’s, the Fixed Income Sub-Adviser’s or the Distributor’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

(8)  Board of Trustees Changes

On September 10, 2009, Diana L. Taylor resigned as a Trustee of the Trust.

On December 14, 2009, James A. Jacobson joined the Board of Trustees.

(9)  Subsequent Events

The Portfolio’s management has determined there were no subsequent events following the year ended December 31, 2009 through February 18, 2010, which is the date the financial statements were issued.

Premier VIT
OpCap Managed Portfolio
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of
Trustees of Premier VIT—OpCap Managed Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Premier VIT (the “Trust”)—OpCap Managed Portfolio (one of the portfolios of Premier VIT, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of each of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As noted in Footnote 1, in December 2009, the Board of Trustees for the Trust approved the closing and termination of the Trust, the Portfolio and affiliated portfolios in the Trust.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2010

Premier VIT
OpCap Managed Portfolio
(unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Portfolio to advise shareholders within 60 days of the Portfolio’s tax year-end (December 31, 2009) as to the federal tax status of dividends and distributions received by shareholders during such tax year.

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Portfolio designates 42% of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

The Portfolio designates 35% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividends Received Deduction.

Portfolio Manager Update:

On January 7, 2010, Jeffrey Parker of Oppenheimer Capital LLC became the co-portfolio manager focusing on the equity portion of the Portfolio.

Premier VIT
BOARD OF TRUSTEES
(unaudited)

Name, Date of Birth, Position(s) Held with Trust,
Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2009
Trustee since: 2009
Trustee/Director of 49 funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica Date of Birth: 9/27/21 Trustee since: 2009 Trustee/Director of 49 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor Date of Birth: 9/17/34 Trustee since: 2009 Trustee/Director of 49 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

James A. Jacobson Date of Birth: 2/3/45 Trustee since: 2009 Trustee/Director of 44 funds in Fund Complex Trustee/Director of 16 Alpine Mutual Funds	Retired. Formerly, Vice Chairman and Managing Director or Spear, Leeds & Kellogg Specialists LLC, specialist firm on the New York Stock Exchange.

William B. Ogden, IV Date of Birth: 1/11/45 Trustee since: 2009 Trustee/Director of 49 funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan, III Date of Birth: 9/4/41 Trustee since: 2009 Trustee/Director of 49 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

Premier VIT
BOARD OF TRUSTEES
(unaudited) (continued)

Name, Date of Birth, Position(s) Held with Trust,
Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

John C. Maney† Date of Birth: 8/3/59 Trustee since: 2009 Trustee/Director of 78 funds in Fund Complex Trustee/Director of no funds outside the Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

†                  Mr. Maney is an “interested person” of the Portfolio due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P. and Allianz Global Investors of America LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc., Oppenheimer Group, Inc. and PFP Holdings, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC and Nicholas-Applegate Holdings LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; and Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC.

Further information about certain of the Trust’s Trustees is available in the Trust’s Statements of Additional Information, dated May 1, 2009, which can be obtained upon request, without charge, by calling the Portfolio at (800) 700-8258.

Premier VIT
OFFICERS
(unaudited)

Name, Date of Birth, Position(s) Held with Portfolio.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002 Trustee: 2004-2009

Managing Director, Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 6 funds in the Fund Complex, 2002-2008.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2002

Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex. Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2002-2005.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 78 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President and Group Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc.

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley, 2004-2005.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Research Assistant, Dechert LLP, 2004-2005.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

Premier VIT
1345 Avenue of the Americas
New York, NY 10105

Board of Trustees and Officers
Hans W. Kertess	Trustee, Chairman of the Board of Trustees
Paul Belica	Trustee
Robert E. Connor	Trustee
James A. Jacobson	Trustee
John C. Maney	Trustee
William B. Ogden, IV	Trustee
R. Peter Sullivan, III	Trustee
Brian S. Shlissel	President & Chief Executive Officer
Lawrence G. Altadonna	Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo	Vice President, Secretary & Chief Legal Officer
Scott Whisten	Assistant Treasurer
Richard J. Cochran	Assistant Treasurer
Youse E. Guia	Chief Compliance Officer
Kathleen A. Chapman	Assistant Secretary
Lagan Srivastava	Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Oppenheimer Capital LLC
1345 Avenue of the Americas
New York, NY 10105

Fixed Income Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC
1345 Avenue of the Americas
New York, NY 10105

Custodian & Accounting Agent

State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent

Boston Financial Data Services—Midwest
330 West 9th Street
Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110

Investors should consider the investment objectives, risk, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Premier VIT

OpCap Mid Cap Portfolio

Annual Report
December 31, 2009

2009 ANNUAL REPORT

Premier VIT—OpCap Mid Cap Portfolio

Letter to Shareholders

Dear Shareholder:

Please find enclosed the annual report for Premier VIT—OpCap Mid-Cap Portfolio (the “Portfolio”) for the fiscal year ended December 31, 2009.

U.S. stocks changed course during the reporting period, ending an 18-month bear market as equities began registering gains in March 2009. Major stock indexes reclaimed lost ground during the reporting period with core, growth and value indexes at all capitalization levels moving into positive territory.

The Standard & Poor’s 500 Index, a broad measure of U.S. stocks, returned 26.46% during the 12-month reporting period. The Russell 1000 Value Index, which serves as a benchmark measure of performance for U.S. large-company value stocks, returned 19.69%. The S&P MidCap 400 Index returned 37.38% and small-cap stocks, as represented by the Russell 2000 Index, returned 27.17%. Bond markets delivered more modest results. U.S. Treasury securities, which had outperformed most investments during the bear market, gave ground. The Barclays Capital U.S. Treasury Index declined 3.57% during the 12-month reporting period. The Barclays Capital U.S. Aggregate Index, a broad measure of government and corporate bonds, returned 5.93% for the fiscal year ended December 31, 2009.

The Federal Reserve held benchmark interest rates to a historic low target range of 0% to 0.25% and pursued other initiatives designed to inject liquidity into the financial system. Under its policy of “quantitative easing,” the U.S. monetary authority purchased large amounts of securities (such as mortgage-backed securities and U.S. Treasury bonds) from commercial banks to encourage lending to consumers and businesses.

Please refer to the following pages for specific Portfolio information. If you have any questions regarding the information provided, please contact your financial adviser.

Thank you for investing with us.

Brian S. Shlissel
President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

2009 Annual Report

2009 ANNUAL REPORT

Premier VIT—OpCap Mid Cap Portfolio

(unaudited)

Important information about the Portfolio

The Portfolio is only available as a funding vehicle under variable annuity contracts or variable life insurance policies offered by insurance companies. Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio may also be sold to qualified pension and retirement plans outside of the separate account context.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

Form N-Q

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of its fiscal year on Form N-Q. Form N-Q is available (i) on the Commission’s website at www.sec.gov, and (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

The Portfolio’s Investment Manager and Sub-Adviser have each adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolio as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling (800) 628-1237 and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Shareholder Expense Example

The following disclosure provides important information regarding the Shareholder’s Expense Example, which appears on the following page. Please refer to this information when reviewing the Shareholder Expense Example.

Portfolio Shareholders incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. Shareholders may use the information in these columns, together with the amount invested, to estimate the expenses that were paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the row entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses that were paid for the period. Shareholders may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional costs were included, costs would have been higher.

Expense ratios may vary from period to period due to fluctuation in Portfolio size and expenses.

2009 Annual Report

2009 ANNUAL REPORT

Premier VIT—OpCap Mid Cap Portfolio

(unaudited)

•             OpCap Mid-Cap Portfolio (the “Portfolio”) seeks long-term capital appreciation by normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that the investment adviser believes are undervalued in the marketplace.

•             The Portfolio delivered double-digit returns during the 12-months ended December 31, 2009, outperforming its benchmark, the S&P 400 Index. Stock selection decisions in the financials, consumer staples and technology sectors contributed to gains and to the Portfolio’s outperformance of its benchmark. Stock selections among energy and utilities companies detracted from relative performance.

•             The rebound from bear market to bull market was abrupt and pronounced during the reporting period. U.S. stocks ended one of the most severe slides on record in March 2009 and replaced it with a broad rally covering most U.S. equity asset classes for the fiscal year ended December 31, 2009. Among mid-cap stocks, rebounding technology and consumer discretionary stocks led the market advance.

•             Among financials holdings, shares of SVB Financial Group the parent company of Silicon Valley Bank and financial partner to technology companies and venture capitalists worldwide, rose as the economy began to stabilize and the company announced it would repay the $235 million in TARP Capital Purchase Program funds it received, plus accrued but unpaid dividends. Shares of Aflac, advanced on the strength of Japanese sales. The company provides supplemental life and health insurance in the U.S. and Japan. The products fill a significant gap in standard health care coverage in Japan.

•             In consumer staples, the Portfolio’s positions in nutritional supplements company Herbalife and tobacco producer Lorillard both registered gains. Shares of Herbalife, a global network marketing company that sells weight-management, nutritional supplements and personal care products, performed well as the company raised its full-year outlook and reported earnings which exceeded analysts’ estimates.

•             The Portfolio’s utilities holdings declined on average as power producers struggled against slow economic growth that reduced power demand. Shares of Allegheny Energy declined as the weak economy and low power prices reduced earnings in the electric company’s generation business. Shares of Vectren also fell as the holding company for public utilities twice lowered guidance on fiscal year revenues and earnings due to economic weakness and slack energy consumption.

Total Returns for the periods ended 12/31/09 (*Average Annual Total Return)

	1 year	5 year*	10 year*
OpCap Mid Cap Portfolio (Class I)	38.74%	2.65%	8.42%
S&P 400 Mid-Cap Index†	37.38%	3.27%	6.36%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, please visit http://www.allianzinvestors.com/PremierVIT. Total return calculations do not reflect charges imposed by the Variable Accounts, assume reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

†  It is not possible to invest directly in an index.

Shareholder Expense Example for the period ended 12/31/09
Class I

	Beginning Value	Ending Value	Expenses Paid
Actual Performance	$1,000.00	$1,263.80	$5.71
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,020.16	$5.09

Expenses are equal to the Portfolio’s annualized expense ratio of 1.00%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the number of days in the period).

Top Ten Industries as of 12/31/09		Growth of $10,000
(% of net assets)

Health Care Providers & Services	8.3%
Specialty Retail	7.6%
Oil, Gas & Consumable Fuels	6.3%
Semiconductors & Semiconductor Equipment	6.0%
Chemicals	5.9%
Insurance	4.3%
Communications Equipment	4.3%
Machinery	3.4%
Capital Markets	3.1%
IT Services	2.9%

2009 Annual Report

Premier VIT
OpCap Mid Cap Portfolio
SCHEDULE OF INVESTMENTS

December 31, 2009

Shares		Value
	COMMON STOCK — 95.6%
	Aerospace & Defense — 1.4%
9,000	Precision Castparts Corp.	$993,150

	Airlines — 2.5%
96,430	Continental Airlines, Inc., Class B (a)	1,728,026

	Auto Components — 1.5%
75,000	Goodyear Tire & Rubber Co. (a)	1,057,500

	Capital Markets — 3.1%
36,812	Ameriprise Financial, Inc.	1,429,042
29,000	Jefferies Group, Inc. (a)	688,170
		2,117,212
	Chemicals — 5.9%
25,000	Ashland, Inc.	990,500
10,091	CF Industries Holdings, Inc.	916,061
63,640	Nalco Holding Co.	1,623,456
8,700	PPG Industries, Inc.	509,298
		4,039,315
	Commercial Banks — 2.3%
20,000	Prosperity Bancshares, Inc.	809,400
59,038	TCF Financial Corp.	804,098
		1,613,498
	Communications Equipment — 4.3%
89,000	Brocade Communications Systems, Inc. (a)	679,070
41,800	Ciena Corp. (a)	453,112
48,867	CommScope, Inc. (a)	1,296,442
8,000	Research In Motion Ltd. (a)	540,320
		2,968,944
	Computers & Peripherals — 1.3%
25,500	NetApp, Inc. (a)	876,945

	Consumer Finance — 1.7%
30,304	Capital One Financial Corp.	1,161,855

	Electric Utilities — 0.9%
25,475	Allegheny Energy, Inc.	598,153

	Electronic Equipment, Instruments & Components — 2.4%
35,434	Amphenol Corp., Class A	1,636,342

	Energy Equipment & Services — 1.4%
22,000	National-Oilwell Varco, Inc.	969,980

	Health Care Providers & Services — 8.3%
35,000	CIGNA Corp.	1,234,450
17,100	DaVita, Inc. (a)	1,004,454
10,000	Express Scripts, Inc. (a)	864,500
39,982	Health Net, Inc. (a)	931,181
16,450	Laboratory Corp. of America Holdings (a)	1,231,118
21,678	Psychiatric Solutions, Inc. (a)	458,273
		5,723,976
	Hotels, Restaurants & Leisure — 1.6%
60,100	International Game Technology	1,128,077

	Household Durables — 0.7%
50,000	Pulte Homes, Inc. (a)	500,000

	Household Products — 0.6%
7,000	Clorox Co.	427,000

	Independent Power Producers & Energy Traders — 1.3%
37,300	NRG Energy, Inc. (a)	880,653

	Industrial Conglomerates — 1.4%
50,000	Textron, Inc.	940,500

	Insurance — 4.3%
21,339	Aflac, Inc.	986,929
24,200	Reinsurance Group of America, Inc.	1,153,130
15,895	RenaissanceRe Holdings Ltd.	844,819
		2,984,878
	IT Services — 2.9%
30,000	Cognizant Technology Solutions Corp., Class A (a)	1,359,000
15,300	Lender Processing Services, Inc.	622,098
		1,981,098
	Life Sciences Tools & Services — 1.5%
20,153	Life Technologies Corp. (a)	1,052,591

	Machinery — 3.4%
22,000	Bucyrus International, Inc.	1,240,140
12,000	Flowserve Corp.	1,134,360
		2,374,500
	Metals & Mining — 1.4%
13,000	Walter Energy, Inc.	979,030

Premier VIT
OpCap Mid Cap Portfolio
SCHEDULE OF INVESTMENTS

December 31, 2009
(continued)

Shares			Value
	COMMON STOCK (continued)
	Multi-Utilities — 1.9%
12,500	PG&E Corp.		$558,125
20,300	SCANA Corp.		764,904
			1,323,029
	Oil, Gas & Consumable Fuels — 6.3%
17,365	Comstock Resources, Inc. (a)		704,498
33,800	Energy Transfer Partners L.P.		1,519,986
42,707	PetroHawk Energy Corp. (a)		1,024,541
15,300	Range Resources Corp.		762,705
14,000	Sunoco, Inc.		365,400
			4,377,130
	Paper & Forest Products — 1.1%
18,540	Weyerhaeuser Co.		799,815

	Personal Products — 1.5%
22,000	Avon Products, Inc.		693,000
8,000	Mead Johnson Nutrition Co., Class A		349,600
			1,042,600
	Professional Services — 2.0%
13,500	FTI Consulting, Inc. (a)		636,660
24,000	Verisk Analytics, Inc., Class A (a)		726,720
			1,363,380
	Real Estate Investment Trust — 1.3%
52,949	Annaly Capital Management, Inc.		918,665

	Road & Rail — 2.1%
22,365	Union Pacific Corp.		1,429,123

	Semiconductors & Semiconductor Equipment — 6.0%
47,200	ASML Holding NV		1,609,048
35,300	KLA-Tencor Corp.		1,276,448
67,241	NVIDIA Corp. (a)		1,256,062
			4,141,558
	Software — 0.9%
36,000	Electronic Arts, Inc. (a)		639,000

	Specialty Retail — 7.6%
21,800	Advance Auto Parts, Inc.		882,464
50,000	American Eagle Outfitters, Inc.		849,000
24,300	Bed Bath & Beyond, Inc. (a)		938,709
15,780	GameStop Corp., Class A (a)		346,213
19,200	PetSmart, Inc.		512,448
19,747	TJX Cos., Inc.		721,753
27,653	Urban Outfitters, Inc. (a)		967,579
			5,218,166
	Thrifts & Mortgage Finance — 1.2%
139,000	MGIC Investment Corp. (a)		803,420

	Tobacco — 2.7%
23,100	Lorillard, Inc.		1,853,313

	Trading Companies & Distributors — 1.1%
16,100	MSC Industrial Direct Co., Class A		756,700

	Transportation Infrastructure — 1.0%
24,741	Aegean Marine Petroleum Network, Inc.		679,883

	Wireless Telecommunication Services — 2.8%
24,000	American Tower Corp., Class A (a)		1,037,040
27,000	NII Holdings, Inc. (a)		906,660
			1,943,700
	Total Common Stock (cost-$53,049,932)		66,022,705

Principal Amount (000s)
	Repurchase Agreement — 3.6%
$2,490	State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $2,490,001; collateralized by Freddie Mac, 5.125% due 10/18/16, valued at $2,544,581 including accrued interest (cost-$2,490,000)		2,490,000

	Total Investments (cost-$55,539,932)	99.2%	68,512,705

	Other assets less liabilities	0.8%	546,958

	Net Assets	100.0%	$69,059,663

Notes to Schedule of Investments:

(a) Non-income producing.

See accompanying Notes to Financial Statements.

Premier VIT
OpCap Mid Cap Portfolio
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

Assets:
Investments, at value (cost-$55,539,932)	$68,512,705
Cash	558
Receivable for shares of beneficial interest sold	758,122
Dividends receivable	82,154
Total Assets	69,353,539

Liabilities:
Payable for investments purchased	216,165
Investment advisory fees payable	24,366
Deferred trustees’ retirement plan payable	15,201
Payable for shares of beneficial interest redeemed	855
Accrued expenses	37,289
Total Liabilities	293,876
Net Assets	$69,059,663

Composition of Net Assets:
Beneficial interest shares of $0.01 par value (unlimited number authorized)	$57,873
Paid-in-capital in excess of par	86,751,634
Undistributed net investment income	490,574
Accumulated net realized loss	(31,213,191)
Net unrealized appreciation of investments	12,972,773

Net Assets	$69,059,663

Shares outstanding (Class I)	5,787,319

Net asset value, offering price and redemption price per share (Class I)	$11.93

See accompanying Notes to Financial Statements

Premier VIT
OpCap Mid Cap Portfolio
STATEMENT OF OPERATIONS

Year ended December 31, 2009

Investment Income:
Dividends (net of foreign withholding taxes of $2,913)	$1,075,363
Interest	68
Total investment income	1,075,431

Expenses:
Investment advisory fees	468,142
Trustees’ fees and expenses	88,308
Shareholder communications	57,976
Custodian and accounting agent fees	36,498
Legal fees	29,311
Audit and tax services	20,293
Insurance expense	4,803
Transfer agent fees	3,305
Miscellaneous	3,650
Total expenses	712,286
Less: investment advisory fees waived	(126,700)
custody credits earned on cash balances	(409)
Net expenses	585,177
Net investment income	490,254

Realized and Change in Unrealized Gain (Loss):
Net realized loss on investments	(5,415,217)
Net change in unrealized appreciation/depreciation of investments	24,294,383
Net realized and change in unrealized gain on investments	18,879,166
Net increase in net assets resulting from investment operations	$19,369,420

See accompanying Notes to Financial Statements

Premier VIT
OpCap Mid Cap Portfolio
STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31,
	2009	2008
Investment Operations:
Net investment income	$490,254	$346,664
Net realized loss on investments, options written and foreign currency transactions	(5,415,217)	(24,757,703)
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	24,294,383	(12,552,892)
Net increase (decrease) in net assets resulting from investment operations	19,369,420	(36,963,931)

Dividends and Distributions to Shareholders from:
Net investment income	(348,216)	(305,171)
Net realized gains	—	(7,404,447)
Total dividends and distributions to shareholders	(348,216)	(7,709,618)

Share Transactions:
Net proceeds from the sale of shares	29,604,285	102,695,811
Reinvestment of dividends and distributions	348,216	7,709,618
Cost of shares redeemed	(35,082,948)	(90,747,378)
Net increase (decrease) in net assets from share transactions	(5,130,447)	19,658,051
Total increase (decrease) in net assets	13,890,757	(25,015,498)

Net Assets:
Beginning of year	55,168,906	80,184,404
End of year (including undistributed net investment income of $490,574 and $346,717, respectively)	$69,059,663	$55,168,906
Shares Issued and Redeemed:
Issued	3,108,034	7,555,223
Issued in reinvestment of dividends and distributions	37,889	523,751
Redeemed	(3,730,072)	(6,654,886)
Net increase (decrease)	(584,149)	1,424,088

See accompanying Notes to Financial Statements

Premier VIT
OpCap Mid Cap Portfolio
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

	Year ended December 31,
Class I	2009		2008	2007	2006		2005
Net asset value, beginning of year	$8.66		$16.21	$15.58	$15.93		$14.29
Investment Operations:
Net investment income (loss)	0.10		0.04	0.08	0.03		(0.05)
Net realized and change in unrealized gain (loss) on investments, options written and foreign currency transactions	3.24		(6.24)	1.06	1.89		2.29
Total from investment operations	3.34		(6.20)	1.14	1.92		2.24
Dividends and Distributions to Shareholders from:
Net investment income	(0.07)		(0.05)	(0.03)	—		—
Net realized gains	—		(1.30)	(0.48)	(2.27)		(0.60)
Total dividends and distributions to shareholders	(0.07)		(1.35)	(0.51)	(2.27)		(0.60)
Net asset value, end of year	$11.93		$8.66	$16.21	$15.58		$15.93
Total Return (1)	38.74%		(41.67)%	7.23%	13.06%		16.18%
Ratios/Supplemental data:
Net assets, end of year (000s)	$69,060		$55,169	$80,184	$69,146		$9,949
Ratio of expenses to average net assets (2)	1.00	%(3)	0.98%	0.99%	1.01	%(3)	1.07	%(3)
Ratio of net investment income (loss) to average net assets	0.84	%(3)	0.47%	0.46%	0.31	%(3)	(0.32	)%(3)
Portfolio Turnover	103%		182%	140%	100%		66%

(1)   Assumes reinvestment of all dividends and distributions.

(2)   Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See 1(J) in Notes to Financial Statements).

(3)   During the fiscal years indicated above, the Investment Manager waived a portion or all of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.22% and 0.62%, respectively, for the year ended December 31, 2009; 1.03% and 0.29%, respectively, for the year ended December 31, 2006; 1.54% and (0.79)%, respectively for the year ended December 31, 2005.

See accompanying Notes to Financial Statements

Premier VIT
OpCap Mid Cap Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009

(1)  Organization and Significant Accounting Policies

Premier VIT (the “Trust”), was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. Effective October 5, 2009, the outstanding shares of the Trust were redesignated as “Class I”. The Trust is comprised of NACM Small Cap Portfolio, NFJ Dividend Value Portfolio, OpCap Managed Portfolio and OpCap Mid Cap Portfolio (the “Portfolio”). In December 2009, the Board of Trustees of the Trust approved the closing and termination of the Trust, the Portfolio, NACM Small Cap Portfolio, NFJ Dividend Value Portfolio and OpCap Managed Portfolio, which will occur on April 30, 2010. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Trust’s Investment Manager. The Investment Manager is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company.

The Portfolio’s objective is long-term capital appreciation. It seeks to meets its objective, under normal conditions, by investing at least 80% of its net assets, plus the amount of any borrowing for investment purposes in equity securities of companies with market capitalization between $500 million and $15 billion at the time of purchase that Oppenheimer Capital LLC (the “Sub-Adviser”) believes are under valued in the market place.

The accompanying financial statements and notes thereto are those of the Portfolio. The financial statements of the other portfolios are presented in separate reports. The Trust is an investment vehicle for separate accounts of various life insurance companies which fund variable annuity and variable life insurance contracts as well as for qualified pension and retirement plans.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted. However, the Trust expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(A)  Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. Portfolio securities and other financial instruments other than debt securities listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sales price; if there are no such reported sales, the securities are valued at the last quoted bid price. Other Portfolio securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less or by amortizing their value on the 61st day

Premier VIT
OpCap Mid Cap Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(1)  Organization and Significant Accounting Policies (continued)

(A)  Valuation of Investments (continued)

prior to maturity, if their original term to maturity exceeded 60 days. The prices used by the Portfolio to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Portfolio’s net asset value is normally determined daily at the close of regular trading (normally, 4:00 pm Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(B)  Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1—quoted prices in active markets for identical investments that the Portfolio has the ability to access

•                  Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•                  Level 3—valuations based on significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Portfolio to measure fair value during the year ended December 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used at December 31, 2009 in valuing the Portfolio’s assets and liabilities is listed below:

	Level 1—Quoted Prices	Level 2—Other Significant Observable Inputs	Level 3 —Significant Unobservable Inputs	Value at 12/31/2009
Investments in Securities—Assets
Common Stock	$66,022,705	—	—	$66,022,705
Repurchase Agreement	—	$2,490,000	—	2,490,000
Total Investments	$66,022,705	$2,490,000	—	$68,512,705

(C) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities using the effective interest method. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. The payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer.

Premier VIT
OpCap Mid Cap Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(1)  Organization and Significant Accounting Policies (continued)

(D) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio’s management has determined that its evaluation of the Interpretation has resulted in no material impact to the Portfolio’s financial statements at December 31, 2009. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(E) Dividends and Distributions to Shareholders

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of the dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles in the United States of America. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(F) Repurchase Agreements

The Portfolio enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

(G) Foreign Currency Translation

The Portfolio’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolio’s Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

Premier VIT
OpCap Mid Cap Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(1)  Organization and Significant Accounting Policies (continued)

(G) Foreign Currency Translation (continued)

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period-end exchange rates is reflected as a component of net unrealized appreciation (depreciation) of investments, futures, options written, swaps and foreign currency transactions. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(H) Option Transactions

The Portfolio purchases and writes (sells) put and call options on securities for hedging purposes, risk management purposes or otherwise as part of its investment strategies. The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities, if any, are reflected as options written in the Portfolio’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Portfolio purchasing a security at a price different from its current market value.

(I) Allocation of Expenses

Expenses specifically identifiable to the Portfolio are borne by the Portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

(J) Custody Credits Earned on Cash Balances

The Portfolio has an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(K) Trustees’ Retirement Plan

The Trust offers defined benefits to the former independent Trustees through the Trust’s Retirement Plan for Independent Trustees, (the “Plan”). The Plan is an unfunded non-qualified defined benefit plan under Section 409A of the Internal Revenue Code of 1986 (the “Code”), as amended. Participating trustees receive benefits upon the specified retirement age or event. Obligations of the Plan are expected to be paid from the assets of the Trust. Each Portfolio is allocated a portion of the obligation based on the respective net assets of the Portfolios participating in the Plan. At December 31, 2009, the Portfolio’s payable in connection with the Plan was $15,201. A net expense related to the Plan of $70,712 is included in the Trustees’ fees and expenses on the Statement of Operations.

Premier VIT
OpCap Mid Cap Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(1)  Organization and Significant Accounting Policies (continued)

(K) Trustees’ Retirement Plan (continued)

Summary information for the Plan at the Trust level is as follows, based on the valuation performed on December 31, 2009:

Change in benefit obligation
Projected benefit obligation at beginning of year	$(811,453)
Benefits paid	667,346
Interest cost	(20,321)
Actuarial gain/loss	(21,518)
Projected benefit obligation at end of year	$(185,946)
Funded status	$(185,946)
Accumulated benefit obligation/Accrued pension cost	$166,768

Projected benefit payments:
2010	$203,440

Amount anticipated to be recognized in expense for fiscal period 2010:
Net loss (gain)	$29,191

Determination of the projected benefit obligation was based on the following assumptions for the year ended December 31, 2009: discount rate of 4.00%; mortality rate based upon SSMort2004 for Males and Females.

The Plan will be terminated effective March 31, 2010.

(2)  Principal Risk

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk). The Fund is exposed to various risks such as, but not limited to, market price risk.

The market values of equity securities, such as common stock and preferred stock or equity-related investments, such as options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

(3)  Investment Manager/Sub-Adviser/Distributor

The Trust, on behalf of the Portfolio, has entered into an Investment Advisory Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Trust’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager will receive an annual fee, payable monthly at the annual rate of 0.80% on the first $400 million of the Portfolio’s average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets thereafter. The Investment Manager is contractually obligated to waive that portion of the advisory fee and to assume any necessary expenses to limit total operating expenses of the Portfolio to 1.00% of average daily net assets (net of custody credits earned on cash balances at the custodian bank) on an annual basis. The Investment Manager has

Premier VIT
OpCap Mid Cap Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(3)  Investment Manager/Sub-Adviser/Distributor (continued)

retained the Sub-Adviser to manage the Portfolio’s investments. The Investment Manager and not the Portfolio pays a portion of the fees it receives to the Sub-Adviser in return for its services.

Allianz Global Investors Distributors LLC (“the Distributor”), an affiliate of the Investment Manager, serves as the distributor of the Trust’s shares. Pursuant to a distribution agreement with the Trust, the Investment Manager on behalf of the Portfolio pays the Distributor.

At December 31, 2009, 82% of the outstanding shares of the Portfolio were owned by an affiliate of the Investment Manager. Investment activity by such affiliate could have a material impact on the Portfolio.

(4)  Investments in Securities

For the year ended December 31, 2009, purchases and sales of securities, other than short-term securities and U.S. government obligations, aggregated were $55,727,052 and $56,797,271, respectively.

(5)  Income Tax Information

The tax character of dividends paid during the years ended December 31, were:

	2009	2008
Ordinary Income	$348,216	$7,092,421
Long-Term Capital Gains	—	617,197

At December 31, 2009, the tax character of distributable earnings of $449,788 was comprised entirely from ordinary income.

For the year ended December 31, 2009, permanent “book-tax” differences were primarily attributable to the reclassifications due to the sale of, and distributions received from real estate investment trusts. These adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investments by $21,934.

At December 31, 2009, the Portfolio had a capital loss carryover of $29,479,964, $13,635,034 of which will expire in 2016 and $15,844,930 of which will expire in 2017, available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The cost basis of portfolio securities for federal income tax purposes is $57,160,729. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $12,618,070, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $1,266,094, net unrealized appreciation for federal income tax purposes is $11,351,976. The difference between book and tax basis unrealized appreciation/depreciation is primarily attributable to wash sales.

(6)  Legal Proceedings

In September 2004, the Investment Manager, PEA Capital LLC (“PEA”) and the Distributor settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of certain open-end funds not in the Trust and advised by the Investment Manager. PEA, the Distributor and Allianz Global reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. Allianz Global, the Investment manager, PEA and the Distributor paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. None of these

Premier VIT
OpCap Mid Cap Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(6)  Legal Proceedings (continued)

settlements alleged that any inappropriate activity took place with respect to the Portfolio. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global, the Investment Manager, the Distributor, PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, the Investment Manager, the Sub-Adviser and the Distributor believe that these matters are not likely to have a material adverse effect on the Portfolio or on the Investment Manager’s, the Sub-Adviser’s or the Distributor’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

(7)  Subsequent Events

The Portfolio’s management has determined there were no subsequent events following the year ended December 31, 2009 through February 18, 2010, which is the date the financial statements were issued.

Premier VIT
OpCap Mid Cap Portfolio
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of
Trustees of Premier VIT—OpCap Mid Cap Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Premier VIT (the “Trust”)—OpCap Mid Cap Portfolio (one of the portfolios of Premier VIT, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of each of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As noted in Footnote 1, in December 2009, the Board of Trustees for the Trust approved the closing and termination of the Trust, the Portfolio and affiliated Portfolios in the Trust.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2010

Premier VIT
OpCap Mid Cap Portfolio
(unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Portfolio to advise shareholders within 60 days of the Portfolio’s tax year-end (December 31, 2009) as to the federal tax status of dividends and distributions received by shareholders during such tax year.

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Portfolio designates 100% of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

The Portfolio designates 100% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividends Received Deduction.

Portfolio Manager Update:

On June 15, 2009, Jeffrey Parker replaced Nicholas Frelinghuysen as the Portfolio’s manager.

Board of Trustees Changes:

On September 10, 2009, Diana L. Taylor resigned as a Trustee of the Trust.

On December 14, 2009, James A. Jacobson joined the Board of Trustees.

Premier VIT
BOARD OF TRUSTEES
(unaudited)

Name, Date of Birth, Position(s) Held with Trust,
Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Trustees since: 2009 Trustee since: 2009

Trustee/Director of 49 funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica Date of Birth: 9/27/21 Trustee since: 2009 Trustee/Director of 49 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor Date of Birth: 9/17/34 Trustee since: 2009 Trustee/Director of 49 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

James A. Jacobson Date of Birth: 2/3/45 Trustee since: 2009 Trustee/Director of 44 funds in Fund Complex Trustee/Director of 16 Alpine Mutual Funds	Retired. Formerly, Vice Chairman and Managing Director or Spear, Leeds & Kellogg Specialists LLC, specialist firm on the New York Stock Exchange.

William B. Ogden, IV Date of Birth: 1/11/45 Trustee since: 2009 Trustee/Director of 49 funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan, III Date of Birth: 9/4/41 Trustee since: 2009 Trustee/Director of 49 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

Premier VIT
BOARD OF TRUSTEES
(unaudited)

Name, Date of Birth, Position(s) Held with Trust,
Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

John C. Maney† Date of Birth: 8/3/59 Trustee since: 2009 Trustee/Director of 78 Funds in Fund Complex Trustee/Director of no Funds outside the Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors L.P. since November 2006.

†                  Mr. Maney is an “interested person” of the Portfolio due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P and, Allianz Global Investors of America LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc., Oppenheimer Group, Inc. and PFP Holdings, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC and Nicholas-Applegate Holdings LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; and Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC.

Further information about certain of the Trust’s Trustees is available in the Trust’s Statement of Additional Information, dated May 1, 2009, which can be obtained upon request, without charge, by calling the Portfolio at (800) 700-8258.

Premier VIT
OFFICERS
(unaudited)

Name, Date of Birth, Position(s) Held with Portfolio.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002 Trustee: 2004-2009

Managing Director, Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 6 funds in the Fund Complex, 2002-2008.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2002

Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex. Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2002-2005.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 78 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President and Group Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc.

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex.; Manager IIG Advisory Law, Morgan Stanley, 2004-2005.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP. 2004-2005.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

Premier VIT
1345 Avenue of the Americas
New York, NY 10105

Board of Trustees and Officers
Hans W. Kertess	Trustee, Chairman of the Board of Trustees
Paul Belica	Trustee
Robert E. Connor	Trustee
James A. Jacobson	Trustee
John C. Maney	Trustee
William B. Ogden, IV	Trustee
R. Peter Sullivan, III	Trustee
Brian S. Shlissel	President & Chief Executive Officer
Lawrence G. Altadonna	Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo	Vice President, Secretary & Chief Legal Officer
Scott Whisten	Assistant Treasurer
Richard J. Cochran	Assistant Treasurer
Youse E. Guia	Chief Compliance Officer
Kathleen A. Chapman	Assistant Secretary
Lagan Srivastava	Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Oppenheimer Capital LLC
1345 Avenue of the Americas
New York, NY 10105

Distributor

Allianz Global Investors Distributors LLC
1345 Avenue of the Americas
New York, NY 10105

Custodian & Accounting Agent

State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent

Boston Financial Data Services—Midwest
330 West 9th Street
Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110

Investors should consider the investment objectives, risk, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Premier VIT

NACM Small Cap Portfolio

Annual Report
December 31, 2009

2009 ANNUAL REPORT

Premier VIT—NACM Small Cap Portfolio

Letter to Shareholders

Dear Shareholder:

Please find enclosed the annual report for Premier VIT—NACM Small-Cap Portfolio (the “Portfolio”) for the fiscal year ended December 31, 2009.

U.S. stocks changed course during the reporting period, ending an 18-month bear market as equities began registering gains in March 2009. Major stock indexes reclaimed lost ground during the reporting period with core, growth and value indexes at all capitalization levels moving into positive territory.

The Standard & Poor’s 500 Index, a broad measure of U.S. stocks, returned 26.46% during the 12-month reporting period. The Russell 1000 Value Index, which serves as a benchmark measure of performance for U.S. large-company value stocks, returned 19.69%. The S&P MidCap 400 Index returned 37.38% and small-cap stocks, as represented by the Russell 2000 Index, returned 27.17%. Bond markets delivered more modest results. U.S. Treasury securities, which had outperformed most investments during the bear market, gave ground. The Barclays Capital U.S. Treasury Index declined 3.57% during the 12-month reporting period. The Barclays Capital U.S. Aggregate Index, a broad measure of government and corporate bonds, returned 5.93% for the fiscal year ended December 31, 2009.

The Federal Reserve held benchmark interest rates to a historic low target range of 0% to 0.25% and pursued other initiatives designed to inject liquidity into the financial system. Under its policy of “quantitative easing,” the U.S. monetary authority purchased large amounts of securities (such as mortgage-backed securities and U.S. Treasury bonds) from commercial banks to encourage lending to consumers and businesses.

Please refer to the following pages for specific Portfolio information. If you have any questions regarding the information provided, please contact your financial adviser.

Thank you for investing with us.

Brian S. Shlissel
President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

2009 Annual Report

2009 ANNUAL REPORT

Premier VIT—NACM Small Cap Portfolio

(unaudited)

Important information about the Portfolio

The Portfolio is only available as a funding vehicle under variable annuity contracts or variable life insurance policies offered by insurance companies. Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio may also be sold to qualified pension and retirement plans outside of the separate account context.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

Form N-Q

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of its fiscal year on Form N-Q. Form N-Q is available (i) on the SEC’s website at www.sec.gov, and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

The Portfolio’s Investment Manager and Sub-Adviser have each adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolio as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling (800) 628-1237 and on the SEC’s website at www.sec.gov.

Shareholder Expense Example

The following disclosure provides important information regarding the Shareholder’s Expense Example, which appears on the following page. Please refer to this information when reviewing the Shareholder Expense Example.

Portfolio Shareholders incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. Shareholders may use the information in these columns, together with the amount invested, to estimate the expenses that were paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the row entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses that were paid for the period. Shareholders may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional costs were included, costs would have been higher.

Expense ratios may vary from period to period due to fluctuation in Portfolio size and expenses.

2009 Annual Report

2009 ANNUAL REPORT

Premier VIT—NACM Small Cap Portfolio

(unaudited)

•             NACM Small-Cap Portfolio (the “Portfolio”) seeks capital appreciation by normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks from a universe of companies with small market capitalizations and listed on U.S. exchanges, generally corresponding to the capitalization range of the Russell 2000 Index as measured at the time of purchase.

•             The Portfolio delivered double-digit returns during the 12-months ended December 31, 2009, underperforming its benchmark, Russell 2000 Index. In absolute terms, the holdings in the consumer discretionary and technology sectors contributed positively to gains during the fiscal year. Relative to the benchmark, stock selection in health and energy companies detracted from returns. Stock selection in industrials and an underweighting in financials benefited returns compared to its benchmark.

•             The rebound from bear market to bull market was abrupt and pronounced during the reporting period. U.S. stocks ended one of the most severe slides on record in March 2009 and replaced it with a broad rally covering most U.S. equity asset classes for the fiscal year ended December 31, 2009. Among small-cap stocks, rebounding technology stocks led the market advance.

•             In healthcare holdings in biopharmaceutical companies declined on disappointing results from trials. Shares of Viropharma fell early during the reporting period on news the company’s experimental drug Maribavir had failed in a phase III trial to reduce viral infections in patients undergoing bone marrow transplants. Trading was temporarily halted on the news. Shares of The Medicines Company also fell as the company announced it was ending two trials of an anti-clotting drug, a project the company had been working on for three years.

•             In energy, investors reacted strongly early during the reporting period as banks tightened energy companies’ credit lines in the face of falling crude oil prices. Shares of oil and natural gas company McMoRan Exploration fell on this news and after reporting disappointing earnings.

•            Among industrials stocks, the Portfolio’s position in the Shaw Group rose early during the reporting period on news the engineering company struck a strategic deal to help build nuclear power plants in China. Shares of Graftech International, a major producer of graphite electrodes, boosted performance. Graphite electrodes are critical to the production of steel made in electric arc furnaces and a rapid rise in electric arc furnace steel production boosted Graftech shares.

Total Returns for the periods ended 12/31/09 (* Average Annual Total Return)

	1 year	5 year*	10 year*
NACM Small Cap Portfolio (Class I)	15.58%	(3.37)%	5.66%
Russell 2000 Index†	27.17%	0.51%	3.51%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, please visit http://www.allianzinvestors.com/PremierVIT. Total return calculations do not reflect charges imposed by the Variable Accounts, assumes reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

† It is not possible to invest directly in an index.

Shareholder Expense Example for the period ended 12/31/09

Class I	Beginning Value	Ending Value	Expenses Paid
Actual Performance	$1,000.00	$1,217.80	$5.59
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,020.16	$5.09

Expenses are equal to the Portfolio’s annualized expense ratio of 1.00%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the number of days in the period).

Top Ten Industries as of 12/31/09		Growth of $10,000
(% of net assets)

Specialty Retail	12.4%
Health Care Providers & Services	5.3%
IT Services	4.6%
Textiles, Apparel & Luxury Goods	4.4%
Health Care Equipment & Supplies	3.5%
Paper & Forest Products	3.5%
Pharmaceuticals	3.4%
Real Estate Investment Trust	3.0%
Aerospace & Defense	3.0%
Chemicals	3.0%

2009 Annual Report

Premier VIT
NACM Small Cap Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2009

Shares		Value
	COMMON STOCK — 98.7%
	Aerospace & Defense — 3.0%
14,500	DynCorp International, Inc., Class A (a)	$208,075
16,600	Esterline Technologies Corp. (a)	676,782
41,400	GenCorp, Inc. (a)	289,800
16,000	GeoEye, Inc. (a)	446,080
10,500	Triumph Group, Inc.	506,625
		2,127,362
	Airlines — 1.4%
28,000	Alaska Air Group, Inc. (a)	967,680

	Auto Components — 3.0%
79,900	Cooper Tire & Rubber Co.	1,601,995
28,000	Tenneco, Inc. (a)	496,440
		2,098,435
	Biotechnology — 0.9%
20,200	Human Genome Sciences, Inc. (a)	618,120

	Building Products — 1.3%
11,000	Armstrong World Industries, Inc. (a)	428,230
31,000	Gibraltar Industries, Inc. (a)	487,630
		915,860
	Capital Markets — 0.8%
130,200	MCG Capital Corp. (a)	562,464

	Chemicals — 3.0%
8,000	NewMarket Corp.	918,160
11,000	OM Group, Inc. (a)	345,290
47,600	Omnova Solutions, Inc. (a)	291,788
56,600	PolyOne Corp. (a)	422,802
13,700	Spartech Corp.	140,562
		2,118,602
	Commercial Banks — 0.3%
8,800	Simmons First National Corp., Class A	244,640

	Commercial Services & Supplies — 2.8%
8,900	Cornell Cos., Inc. (a)	202,030
36,300	Deluxe Corp.	536,877
39,900	Ennis, Inc.	669,921
6,400	M&F Worldwide Corp. (a)	252,800
22,300	Schawk, Inc.	303,280
		1,964,908
	Communications Equipment — 2.4%
45,200	EchoStar Corp., Class A (a)	910,328
49,400	Oplink Communications, Inc. (a)	809,666
		1,719,994
	Computers & Peripherals — 1.0%
67,800	Hutchinson Technology, Inc. (a)	695,628

	Construction & Engineering — 1.0%
25,500	EMCOR Group, Inc. (a)	685,950

	Construction Materials — 0.6%
70,200	Headwaters, Inc. (a)	457,704

	Containers & Packaging — 2.5%
76,000	Boise, Inc. (a)	403,560
65,100	Temple-Inland, Inc.	1,374,261
		1,777,821
	Diversified Financial Services — 0.5%
26,600	Compass Diversified Holdings	339,416

	Electric Utilities — 0.7%
12,900	Central Vermont Public Service Corp.	268,320
8,100	Unisource Energy Corp.	260,739
		529,059
	Electrical Equipment — 1.4%
8,000	EnerSys (a)	174,960
22,600	Thomas & Betts Corp. (a)	808,854
		983,814
	Electronic Equipment, Instruments & Components — 2.4%
10,700	Anixter International, Inc. (a)	503,970
26,400	CTS Corp.	253,968
34,300	OSI Systems, Inc. (a)	935,704
		1,693,642
	Energy Equipment & Services — 2.9%
70,200	Cal Dive International, Inc. (a)	530,712
139,300	ION Geophysical Corp. (a)	824,656
16,800	Unit Corp. (a)	714,000
		2,069,368
	Food & Staples Retailing — 1.3%
34,300	Andersons, Inc.	885,626

Premier VIT
NACM Small Cap Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2009
(continued)

Shares		Value
	COMMON STOCK (continued)
	Food Products — 2.5%
106,500	Del Monte Foods Co.	$1,207,710
23,400	Fresh Del Monte Produce, Inc. (a)	517,140
		1,724,850
	Health Care Equipment & Supplies — 3.5%
31,700	AngioDynamics, Inc. (a)	509,736
24,200	Hill-Rom Holdings, Inc.	580,558
20,000	Invacare Corp.	498,800
107,300	Symmetry Medical, Inc. (a)	864,838
		2,453,932
	Health Care Providers & Services — 5.3%
15,300	Emergency Medical Services Corp., Class A (a)	828,495
10,500	Gentiva Health Services, Inc. (a)	283,605
51,900	Healthspring, Inc. (a)	913,959
23,200	inVentiv Health, Inc. (a)	375,144
6,400	LHC Group, Inc. (a)	215,104
29,500	RehabCare Group, Inc. (a)	897,685
4,800	WellCare Health Plans, Inc. (a)	176,448
		3,690,440
	Hotels, Restaurants & Leisure — 1.9%
16,700	Cracker Barrel Old Country Store, Inc.	634,433
2,180	Steak N Shake Co. (a)	706,582
		1,341,015
	Household Durables — 2.1%
31,300	American Greetings Corp., Class A	682,027
23,000	Tempur-Pedic International, Inc. (a)	543,490
4,700	Tupperware Brands Corp.	218,879
		1,444,396
	Household Products — 0.3%
20,900	Central Garden and Pet Co., Class A (a)	207,746

	Insurance — 1.5%
9,700	Assured Guaranty Ltd.	211,072
4,100	Infinity Property & Casualty Corp.	166,624
16,900	Platinum Underwriters Holdings Ltd.	647,101
		1,024,797
	Internet Software & Services — 0.7%
48,600	ModusLink Global Solutions, Inc. (a)	457,326

	IT Services — 4.6%
14,500	Acxiom Corp. (a)	194,590
4,800	CACI International, Inc., Class A (a)	234,480
51,800	CSG Systems International, Inc. (a)	988,862
12,700	Euronet Worldwide, Inc. (a)	278,765
31,500	SRA International, Inc., Class A (a)	601,650
5,600	Syntel, Inc.	212,968
27,400	TNS, Inc. (a)	703,906
		3,215,221
	Machinery — 0.7%
9,700	NACCO Industries, Inc., Class A	483,060

	Media — 1.4%
31,900	Scholastic Corp.	951,577

	Metals & Mining — 0.4%
15,800	Coeur d’Alene Mines Corp (a)	285,348

	Multiline Retail — 2.4%
57,300	99 Cents Only Stores (a)	748,911
51,100	Dillard’s, Inc., Class A	942,795
		1,691,706
	Oil, Gas & Consumable Fuels — 2.6%
17,400	Buckeye GP Holdings L.P.	498,336
9,500	Calumet Specialty Products Partners L.P.	174,135
9,700	Global Partners L.P.	222,712
51,100	Stone Energy Corp. (a)	922,355
		1,817,538
	Paper & Forest Products — 3.5%
22,600	Buckeye Technologies, Inc. (a)	220,576
50,000	Glatfelter	607,500
67,100	KapStone Paper and Packaging Corp. (a)	660,935
83,100	Wausau Paper Corp.	963,960
		2,452,971
	Personal Products — 2.2%
17,700	Bare Escentuals, Inc. (a)	216,471
36,700	Nu Skin Enterprises, Inc., Class A	986,129

Premier VIT
NACM Small Cap Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2009
(continued)

Shares			Value
	COMMON STOCK (continued)
	Personal Products (continued)
41,200	Prestige Brands Holdings, Inc. (a)		$323,832
			1,526,432
	Pharmaceuticals — 3.4%
33,900	Par Pharmaceutical Cos., Inc. (a)		917,334
46,200	Valeant Pharmaceuticals International (a)		1,468,698
			2,386,032
	Professional Services — 0.8%
12,900	VSE Corp.		581,532

	Real Estate Investment Trust — 3.0%
32,900	American Capital Agency Corp.		873,166
42,800	MFA Financial, Inc.		314,580
29,000	Ramco-Gershenson Properties Trust		276,660
45,900	Redwood Trust, Inc.		663,714
			2,128,120
	Semiconductors & Semiconductor Equipment — 2.0%
63,400	Cirrus Logic, Inc. (a)		432,388
16,700	Cypress Semiconductor Corp. (a)		176,352
108,100	TriQuint Semiconductor, Inc. (a)		648,600
15,900	Zoran Corp. (a)		175,695
			1,433,035
	Software — 2.2%
76,400	Compuware Corp. (a)		552,372
12,200	Manhattan Associates, Inc. (a)		293,166
65,300	Radiant Systems, Inc. (a)		679,120
			1,524,658
	Specialty Retail — 12.4%
10,500	Aaron’s, Inc.		291,165
18,600	Aeropostale, Inc. (a)		633,330
43,900	Brown Shoe Co., Inc.		433,293
49,300	Cabela’s, Inc. (a)		703,018
31,900	Cato Corp., Class A		639,914
33,100	Dress Barn, Inc. (a)		764,610
35,100	DSW, Inc., Class A (a)		908,388
50,000	Genesco, Inc. (a)		1,373,000
12,900	J Crew Group, Inc. (a)		577,146
7,200	Jo-Ann Stores, Inc. (a)		260,928
33,300	Lithia Motors, Inc., Class A (a)		273,726
158,000	Pier 1 Imports, Inc. (a)		804,220
159,500	Select Comfort Corp. (a)		1,039,940
			8,702,678
	Textiles, Apparel & Luxury Goods — 4.4%
81,500	Jones Apparel Group, Inc.		1,308,890
32,800	Perry Ellis International, Inc. (a)		493,968
8,900	Unifirst Corp.		428,179
20,000	Warnaco Group, Inc. (a)		843,800
			3,074,837
	Thrifts & Mortgage Finance — 0.6%
33,900	Dime Community Bancshares		397,308

	Transportation Infrastructure — 1.1%
63,800	Macquarie Infrastructure Co. LLC (a)		783,464

	Total Common Stock (cost-$61,037,337)		69,236,112

Principal Amount (000s)
	Repurchase Agreement — 1.2%
$872	State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $872,000; collateralized by Freddie Mac, 5.125% due 10/18/16, valued at $892,544 including accrued interest (cost-$872,000)		872,000

	Total Investments (cost-$61,909,337)	99.9%	70,108,112

	Other assets less liabilities	0.1%	49,649

	Net Assets	100.0%	$70,157,761

Notes to Schedule of Investments:

(a) Non-income producing.

See accompanying Notes to Financial Statements

Premier VIT
NACM Small Cap Portfolio
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

Assets:
Investments, at value (cost-$61,909,337)	$70,108,112
Cash	247
Receivable for investments sold	781,701
Dividends receivable	95,919
Receivable from shares of beneficial interest sold	14,210
Other assets	9,623
Total Assets	71,009,812

Liabilities:
Payable for investments purchased	708,290
Deferred trustees’ retirement plan payable	45,258
Payable for shares of beneficial interest redeemed	26,613
Investment advisory fees payable	16,612
Accrued expenses	55,278
Total Liabilities	852,051
Net Assets	$70,157,761

Composition of Net Assets:
Beneficial interest shares of $0.01 par value (unlimited number authorized)	$45,293
Paid-in-capital in excess of par	107,919,772
Dividends in excess of net investment income	(19,214)
Accumulated net realized loss	(45,986,865)
Net unrealized appreciation of investments	8,198,775
Net Assets	$70,157,761
Shares outstanding (Class I)	4,529,326
Net asset value, offering price and redemption price per share (Class I)	$15.49

See accompanying Notes to Financial Statements

Premier VIT
NACM Small Cap Portfolio
STATEMENT OF OPERATIONS

Year ended December 31, 2009

	Investment Income:
	Dividends (net of foreign withholding taxes of $127)	$732,777

	Expenses:
	Investment advisory fees	504,970
	Trustees’ fees and expenses	106,850
	Custodian and accounting agent fees	63,357
	Shareholder communications	30,602
	Transfer agent fees	12,034
	Audit and tax services	35,495
	Legal fees	73,820
	Insurance expense	3,798
	Miscellaneous	2,965
	Total expenses	833,891
Less:	investment advisory fees waived	(202,611)
	custody credits earned on cash balances	(63)
	Net expenses	631,217
	Net investment income	101,560

	Realized and Change in Unrealized Gain (Loss):
	Net realized loss on investments	(12,889,550)
	Net change in unrealized appreciation/depreciation of investments	21,937,801
	Net realized and change in unrealized gain on investments	9,048,251
	Net increase in net assets resulting from investment operations	$9,149,811

See accompanying Notes to Financial Statements

Premier VIT
NACM Small Cap Portfolio
STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31,
	2009	2008
Investment Operations:
Net investment income (loss)	$101,560	$(16,718)
Net realized loss	(12,889,550)	(31,983,744)
Net change in unrealized appreciation/depreciation of investments	21,937,801	(20,465,840)
Net increase (decrease) in net assets resulting from investment operations	9,149,811	(52,466,302)
Dividends and Distributions to Shareholders from:
Net investment income	(32,863)	—
Net realized gains	—	(24,841,236)
Total dividends and distributions to shareholders	(32,863)	(24,841,236)
Share Transactions (See Note 6):
Net proceeds from the sale of shares	3,490,373	6,391,053
Reinvestment of dividends and distributions	32,863	24,841,236
Cost of shares redeemed	(10,939,895)	(25,471,195)
Net increase (decrease) in net assets from share transactions	(7,416,659)	5,761,094
Total increase (decrease) in net assets	1,700,289	(71,546,444)
Net Assets:
Beginning of year	68,457,472	140,003,916
End of year (dividends in excess of net investment income of $(19,214) and $(84,597), respectively)	$70,157,761	$68,457,472
Shares Issued and Redeemed (See Note 6):
Issued	273,938	295,799
Issued in reinvestment of dividends and distributions	2,706	1,182,352
Redeemed	(852,832)	(1,168,944)
Net increase (decrease)	(576,188)	309,207

See accompanying Notes to Financial Statements

Premier VIT
NACM Small Cap Portfolio
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

	Year ended December 31,
Class I	2009		2008		2007	2006	2005
Net asset value, beginning of year	$13.41		$29.19		$36.74	$31.28	$36.15
Investment Operations:
Net investment income (loss)	0.02		(0.00	)*	0.05	(0.03)	(0.12)
Net realized and change in unrealized gain (loss) on investments	2.07		(10.10)		0.74	7.36	(0.13)
Total from investment operations	2.09		(10.10)		0.79	7.33	(0.25)
Dividends and Distributions to Shareholders from:
Net investment income	(0.01)		—		—	—	—
Net realized gains	—		(5.68)		(8.34)	(1.87)	(4.62)
Total dividends and distributions to shareholders	(0.01)		(5.68)		(8.34)	(1.87)	(4.62)
Net asset value, end of year	$15.49		$13.41		$29.19	$36.74	$31.28
Total Return (1)	15.58%		(41.63)%		0.58%	24.08%	0.06%
Ratios/Supplemental data:
Net assets, end of year (000s)	$70,158		$68,457		$140,004	$175,201	$190,145
Ratio of expenses to average net assets (2)	1.00	%(3)	1.00	%(3)	0.95%	0.93%	0.92%
Ratio of net investment income (loss) to average net assets	0.16	%(3)	(0.02	)%(3)	0.15%	(0.06)%	(0.32)%
Portfolio Turnover	184%		173%		69%	99%	94%

*	Less than $0.005 per share.
(1)	Assumes reinvestment of all dividends and distributions.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(H) in Notes to Financial Statements).
(3)

During the fiscal years indicated above, the Investment Manager waived a portion of its fees. If such waiver had not been in effect, the ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.32% and (0.16)%, respectively for the year ended December 31, 2009 and 1.00% and (0.02)%, respectively, for the year ended December 31, 2008.

See accompanying Notes to Financial Statements

Premier VIT
NACM Small Cap Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009

(1)  Organization and Significant Accounting Policies

Premier VIT (the “Trust”), was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. Effective October 5, 2009, the outstanding shares of the Trust were redesignated as “Class I” and the Trust began offering Class II shares of the Portfolio. On December 23, 2009, Class II shares were liquidated and no longer offered. The Trust is comprised of NACM Small Cap Portfolio (the “Portfolio”), NFJ Dividend Value Portfolio, OpCap Managed Portfolio and OpCap Mid Cap Portfolio. In December 2009, the Board of Trustees of the Trust approved the closing and termination of the Trust, the Portfolio, NFJ Dividend Value Portfolio, OpCap Managed Portfolio and OpCap Mid Cap Portfolio, which will occur on April 30, 2010. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Trust’s Investment Manager. The Investment Manager is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company.

The Portfolio’s objective is to seek capital appreciation through a diversified portfolio consisting primarily of securities of companies with small market capitalizations at the time of purchase.

The accompanying financial statements and notes thereto are those of the Portfolio. The financial statements of the other portfolios are presented in separate reports. The Trust is an investment vehicle for separate accounts of various life insurance companies which fund variable annuity and variable life insurance contracts, as well as for qualified pension and retirement plans.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted. However, the Trust expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(A)  Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. Portfolio securities and other financial instruments other than debt securities listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sales price; if there are no such reported sales, the securities are valued at the last quoted bid price. Other Portfolio securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. The market value for NASDAQ National Market and Small Cap securities may be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days. The prices used by the Portfolio to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Portfolio’s net asset value is normally

Premier VIT
NACM Small Cap Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(1)  Organization and Significant Accounting Policies (continued)

(A)  Valuation of Investments (continued)

determined daily at the close of regular trading (normally, 4:00 pm Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(B)  Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Portfolio has the ability to access

•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. Even if there has been significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

The valuation techniques used by the Portfolio to measure fair value during the fiscal year ended December 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used at December 31, 2009 in valuing the Portfolio’s assets and liabilities is listed below:

	Level 1—Quoted Prices	Level 2—Other Significant Observable Inputs	Level 3—Significant Unobservable Inputs	Value at 12/31/2009
Investments in Securities—Assets
Common Stock	$69,236,112	—	—	$69,236,112
Repurchase Agreement	—	$872,000	—	872,000
Total Investments	$69,236,112	$872,000	—	$70,108,112

(C)  Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. The payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer.

Premier VIT
NACM Small Cap Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(1)  Organization and Significant Accounting Policies (continued)

(D)  Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio’s management has determined that its evaluation of the Interpretation has resulted in no material impact to the Portfolio’s financial statements at December 31, 2009. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(E)  Dividends and Distributions to Shareholders

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolio records dividends and distributions to shareholders on the ex-dividend date. The amount of the dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles in the United States of America. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(F)  Repurchase Agreements

The Portfolio enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

(G)  Allocation of Expenses

Expenses specifically identifiable to the Portfolio are borne by the Portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

(H)  Custody Credits Earned on Cash Balances

The Portfolio has an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

Premier VIT
NACM Small Cap Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(1)  Organization and Significant Accounting Policies (continued)

(I)  Trustees’ Retirement Plan

The Trust offers defined benefits to the former independent Trustees through the Trust’s Retirement Plan for Independent Trustees, (the “Plan”). The Plan is an unfunded non-qualified defined benefit plan under Section 409A of the Internal Revenue Code of 1986 (the “Code”), as amended. Participating trustees receive benefits upon the specified retirement age or event. Obligations of the Plan are expected to be paid from the assets of the Trust. Each Portfolio is allocated a portion of the obligation based on the respective net assets of the Portfolios participating in the Plan. At December 31, 2009, the Portfolio’s payable in connection with the Plan was $45,258. A net expense related to the Plan of $88,174 is included in Trustees’ fees and expenses on the Statement of Operations.

Summary information for the Plan at the Trust level is as follows, based on the valuation performed on December 31, 2009:

Change in benefit obligation
Projected benefit obligation at beginning of year	$(811,453)
Benefits paid	667,346
Interest cost	(20,321)
Actuarial gain/loss	(21,518)
Projected benefit obligation at end of year	$(185,946)
Funded status	$(185,946)
Accumulated benefit obligation/Accrued pension cost	$166,768

Projected benefit payments:
2010	$203,440

Amount anticipated to be recognized in expense for fiscal period 2010:
Net loss (gain)	$29,191

Determination of the projected benefit obligation was based on the following assumptions for the year ended December 31, 2009: discount rate of 4.00%; mortality rate based upon SSMort2004 for Males and Females.

The Plan will be terminated effective March 31, 2010.

(2)  Principal Risk

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk). The Fund is exposed to various risks such as, but not limited to, market price risk.

The market values of equity securities, such as common stock and preferred stock or equity-related investments, such as options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

(3)  Investment Manager/Sub-Adviser/Distributor

The Trust, on behalf of the Portfolio, has entered into an Investment Advisory Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Trust’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities,

Premier VIT
NACM Small Cap Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(3)  Investment Manager/Sub-Adviser/Distributor (continued)

business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager will receive an annual fee, payable monthly at the annual rate of 0.80% on the first $400 million of the Portfolio’s average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets thereafter. The Investment Manager is contractually obligated to waive that portion of the advisory fee and to assume any necessary expenses to limit total operating expenses of the Portfolio to 1.00% of average daily net assets (net of custody credits earned on cash balances at the custodian bank) on an annual basis. The Investment Manager has retained its affiliate, Nicholas-Applegate Capital Management LLC (the “Sub-Adviser”), to manage the Portfolio’s investments. The Investment Manager and not the Portfolio pays a portion of the fees it receives to the Sub-Adviser in return for its services.

Allianz Global Investors Distributors LLC (“the Distributor”), an affiliate of the Investment Manager, serves as the distributor of the Trust’s shares. Pursuant to a distribution agreement with the Trust, the Investment Manager on behalf of the Portfolio pays the Distributor.

(4)  Investments in Securities

For the year ended December 31, 2009, purchases and sales of securities, other than short-term securities and U.S. government obligations, aggregated were $114,605,372 and $121,750,418, respectively.

(5)  Income Tax Information

The tax character of dividends paid during the years ended December 31, were:

	2009	2008
Ordinary Income	$32,863	$7,817,320
Long-Term Capital Gains	—	17,023,916

At December 31, 2009, the tax character of distributable earnings of $26,046 was comprised entirely from ordinary income.

For the year ended December 31, 2009, permanent “book-tax” differences were primarily attributable to reclassifications due to the sales of real estate investment trusts. These adjustments were to increase dividends in excess of net investment income by $3,314, decrease accumulated net realized loss on investments by $3,439 and decrease paid-in-capital in excess of par by $125.

At December 31, 2009, the Portfolio had a capital loss carryover of $45,959,129, $21,675,280 of which will expire in 2016 and $24,283,849 of which will expire in 2017, available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The cost basis of portfolio securities for federal income tax purposes is $61,937,074. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $9,859,612, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $1,688,574, net unrealized appreciation for federal income tax purposes is $8,171,038. The difference between book and tax basis unrealized appreciation/depreciation is primarily attributable to wash sales.

Premier VIT
NACM Small Cap Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(6)  Beneficial Interest Shares

As of December 31, 2009, changes in beneficial interest shares were as follows:

	Shares	Amount
Class I
Year ended December 31, 2009:
Shares sold	273,256	$3,480,385
Shares issued in reinvestment of dividends	2,706	32,851
Shares redeemed	(852,150)	(10,929,238)
Net decrease in shares outstanding	(576,188)	$(7,416,002)
Year ended December 31, 2008:
Shares sold	295,799	$6,391,053
Shares issued in reinvestment of distributions	1,182,352	24,841,236
Shares redeemed	(1,168,944)	(25,471,195)
Net increased in shares outstanding	309,207	$5,761,094

Class II
Period October 5, 2009† through December 23, 2009††
Shares sold	682 *	$10,000 *
Shares redeemed	(682)	(10,657)
Net increase (decrease) in shares outstanding	—	$(657)

†	Class inception date
††	Class liquidation date
*	Inclusive of shares sold to Allianz Global subsequent to commencement of operations.

(7)  Legal Proceedings

In September 2004, the Investment Manager, PEA Capital LLC (“PEA”) and the Distributor settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of certain open-end funds not in the Trust and advised by the Investment Manager. PEA, the Distributor and Allianz Global reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. Allianz Global, the Investment manager, PEA and the Distributor paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. None of these settlements alleged that any inappropriate activity took place with respect to the Portfolio. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global, the Investment Manager, the Distributor, PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, the Investment Manager, the

Premier VIT
NACM Small Cap Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2009
(continued)

(7)  Legal Proceedings (continued)

Sub-Adviser and the Distributor believe that these matters are not likely to have a material adverse effect on the Portfolio or on the Investment Manager’s, the Sub-Adviser’s or the Distributor’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

(8)  Subsequent Events

The Portfolio’s management has determined there were no subsequent events following the year ended December 31, 2009 through February 18, 2010, which is the date the financial statements were issued.

Premier VIT
NACM Small Cap Portfolio
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of
Trustees of Premier VIT—NACM Small Cap Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Premier VIT (the “Trust”)—NACM Small Cap Portfolio (one of the portfolios of Premier VIT, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of each of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As noted in Footnote 1, in December 2009, the Board of Trustees for the Trust approved the closing and termination of the Trust, the Portfolio and affiliated Portfolios in the Trust.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2010

Premier VIT
NACM Small Cap Portfolio
(unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Portfolio to advise shareholders within 60 days of the Portfolio’s tax year-end (December 31, 2009) as to the federal tax status of dividends and distributions received by shareholders during such tax year.

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Portfolio designates 100% of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

The Portfolio designates 100% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividends Received Deduction.

Portfolio Manager Update:

On October 28, 2009, Mark Roemer, supported by a team, assumed primary responsibility for the day-to-day management of the Portfolio.

Board of Trustee Changes:

On September 10, 2009, Diana L. Taylor resigned as a Trustee of the Trust.

On December 14, 2009, James A. Jacobson joined the Board of Trustees.

Premier VIT
BOARD OF TRUSTEES
(unaudited)

Name, Date of Birth, Position(s) Held with Trust,
Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Trustees since: 2009

Trustee since: 2009

Trustee/Director of 49 funds in Fund Complex;

Trustee/Director of no funds outside of Fund

Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica Date of Birth: 9/27/21 Trustee since: 2009 Trustee/Director of 49 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor Date of Birth: 9/17/34 Trustee since: 2009 Trustee/Director of 49 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

James A. Jacobson Date of Birth: 2/3/45 Trustee since: 2009 Trustee/Director of 44 funds in Fund Complex Trustee/Director of 16 Alpine Mutual Funds	Retired. Formerly, Vice Chairman and Managing Director or Spear, Leeds & Kellogg Specialists LLC, specialist firm on the New York Stock Exchange.

William B. Ogden, IV Date of Birth: 1/11/45 Trustee since: 2009 Trustee/Director of 49 funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan, III Date of Birth: 9/4/41 Trustee since: 2009 Trustee/Director of 49 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

Premier VIT
BOARD OF TRUSTEES
(unaudited)

Name, Date of Birth, Position(s) Held with Trust,
Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

John C. Maney† Date of Birth: 8/3/59 Trustee since: 2009 Trustee/Director of 78 Funds in Fund Complex Trustee/Director of no Funds outside the Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors L.P. since November 2006.

†

Mr. Maney is an “interested person” of the Portfolio due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P. and Allianz Global Investors of America LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc., Oppenheimer Group, Inc. and PFP Holdings, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC and Nicholas-Applegate Holdings LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; and Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC.

Further information about certain of the Trust’s Trustees is available in the Trust’s Statements of Additional Information, dated May 1, 2009, which can be obtained upon request, without charge, by calling the Portfolio at (800) 700-8258.

Premier VIT
OFFICERS
(unaudited)

Name, Date of Birth, Position(s) Held with Portfolio.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002 Trustee: 2004-2009

Managing Director, Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 6 funds in the Fund Complex, 2002-2008.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2002

Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex. Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2002-2005.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 78 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President and Group Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc.

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley, 2004-2005.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP, 2004-2005.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

Premier VIT
1345 Avenue of the Americas
New York, NY 10105

Board of Trustees and Officers
Hans W. Kertess	Trustee, Chairman of the Board of Trustees
Paul Belica	Trustee
Robert E. Connor	Trustee
James A. Jacobson	Trustee
John C. Maney	Trustee
William B. Ogden, IV	Trustee
R. Peter Sullivan, III	Trustee
Brian S. Shlissel	President & Chief Executive Officer
Lawrence G. Altadonna	Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo	Vice President, Secretary & Chief Legal Officer
Scott Whisten	Assistant Treasurer
Richard J. Cochran	Assistant Treasurer
Youse E. Guia	Chief Compliance Officer
Kathleen A. Chapman	Assistant Secretary
Lagan Srivastava	Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Nicholas-Applegate Capital Management LLC

600 West Broadway, 30th Floor

San Diego, CA 92101

Distributor

Allianz Global Investors Distributors LLC
1345 Avenue of the Americas
New York, NY 10105

Custodian & Accounting Agent

State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent

Boston Financial Data Services—Midwest
330 West 9th Street
Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110

Investors should consider the investment objectives, risk, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Premier VIT

NFJ Dividend Value Portfolio

Annual Report
December 31, 2009

2009 ANNUAL REPORT

Premier VIT—NFJ Dividend Value Portfolio

Letter to Shareholders

Dear Shareholder:

Please find enclosed the annual report for Premier VIT—NFJ Dividend Value Portfolio (the “Portfolio”) for the fiscal year ended December 31, 2009.

U.S. stocks changed course during the reporting period, ending an 18-month bear market as equities began registering gains in March 2009. Major stock indexes reclaimed lost ground during the reporting period with core, growth and value indexes at all capitalization levels moving into positive territory.

The Standard & Poor’s 500 Index, a broad measure of U.S. stocks, returned 26.46% during the 12-month reporting period. The Russell 1000 Value Index, which serves as a benchmark measure of performance for U.S. large-company value stocks, returned 19.69%. The S&P MidCap 400 Index returned 37.38% and small-cap stocks, as represented by the Russell 2000 Index, returned 27.17%. Bond markets delivered more modest results. U.S. Treasury securities, which had outperformed most investments during the bear market, gave ground. The Barclays Capital U.S. Treasury Index declined 3.57% during the 12-month reporting period. The Barclays Capital U.S. Aggregate Index, a broad measure of government and corporate bonds, returned 5.93% for the fiscal year ended December 31, 2009.

The Federal Reserve held benchmark interest rates to a historic low target range of 0% to 0.25% and pursued other initiatives designed to inject liquidity into the financial system. Under its policy of “quantitative easing,” the U.S. monetary authority purchased large amounts of securities (such as mortgage-backed securities and U.S. Treasury bonds) from commercial banks to encourage lending to consumers and businesses.

Please refer to the following pages for specific Portfolio information. If you have any questions regarding the information provided, please contact your financial adviser.

Thank you for investing with us.

Brian S. Shlissel
President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

2009 Annual Report

2009 ANNUAL REPORT

Premier VIT—NFJ Dividend Value Portfolio

(unaudited)

Important information about the Portfolio

The Portfolio is only available as a funding vehicle under variable annuity contracts or variable life insurance policies offered by insurance companies. Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio may also be sold to qualified pension and retirement plans outside of the separate account context.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

Form N-Q

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of its fiscal year on Form N-Q. Form N-Q is available (i) on the SEC’s website at www.sec.gov, and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

The Portfolio’s Investment Manager and Sub-Adviser have each adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolio as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling (800) 628-1237 and on the SEC’s website at www.sec.gov.

Shareholder Expense Example

The following disclosure provides important information regarding the Shareholder’s Expense Example, which appears on the following page. Please refer to this information when reviewing the Shareholder Expense Example.

Portfolio Shareholders incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. Shareholders may use the information in these columns, together with the amount invested, to estimate the expenses that were paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the row entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses that were paid for the period. Shareholders may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional costs were included, costs would have been higher.

Expense ratios may vary from period to period due to fluctuation in Portfolio size and expenses.

2009 Annual Report

2009 ANNUAL REPORT

Premier VIT—NFJ Dividend Value Portfolio

(unaudited)

•                  NFJ Dividend Value Portfolio (the “Portfolio”) seeks long-term growth of capital and income through investments in undervalued mid- and large-cap securities.

•                  The Portfolio delivered double-digit returns during the 12-months ended December 31, 2009, underperforming its benchmark, the Russell 1000 Value Index. In absolute terms, holdings in energy and technology fueled gains for the fiscal year ended December 31, 2009. Relative to its benchmark, stock selection among financials, materials and consumer discretionary companies contributed to underperformance. Stock selections in energy and industrials benefited returns compared to its benchmark.

•                  The rebound from bear market to bull market was abrupt and pronounced in the period. U.S. stocks ended one of the most severe slides on record in March 2009 and replaced it with a broad rally covering most U.S. equity asset classes for the fiscal year ended December 31, 2009. Among large-cap value stocks, rebounding consumer discretionary and financials stocks led the market advance.

•                  In financials, large banks and insurance companies came under intense pressure at the beginning of 2009 as the effects of bad loans and investment losses mounted. In this environment, positions in Bank of America and Wells Fargo detracted from returns as did holdings in insurers Lincoln National, The Hartford and Allstate.

•                  Economic weakness early during the reporting period also caused metals and chemicals companies to experience slack demand and price weakness for their products. In this environment, the share prices of Dow Chemical and aluminum company Alcoa declined.

•                  Among energy stocks, firming oil prices later during the reporting period triggered share price increases for holdings in exploration and production companies. In this environment, Diamond Offshore Drilling advanced as the company reported earnings in excess of analysts’ estimates. Halliburton shares also climbed as management of the world’s second-largest oilfield services provider predicted that a North American profit margin squeeze may be close to bottoming out. An underweight position in integrated oil companies also benefited returns.

•                  Among industrials, shares of printer R.R. Donnelley advanced as investors expressed confidence in the company’s growth plan, which intends to take advantage of economic turmoil by making strategic acquisitions. Shares of 3M Corp, which produces products ranging from scotch tape to inhalers, rose as the company raised its full-year outlook and the company improved its supply chains and strengthened its brands.

Total Returns for the periods ended 12/31/09 (*Average Annual Total Return)

	1 Year	5 Year*	Inception*†
NFJ Dividend Value Portfolio (Class I)	10.66%	0.18%	5.03%
Russell 1000 Value Index††	19.69%	(0.25)%	4.49%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, please visit http://www.allianzinvestors.com/PremierVIT. Total return calculations do not reflect the deduction of additional charges imposed in connection with investing in variable contracts and assume reinvestment of all dividends and distributions.

†  The Portfolio commenced operations on 7/1/03. Index comparisons began on 6/30/03.

††  It is not possible to invest directly in an index.

Shareholder Expense Example for the period ended 12/31/09

(Class I)	Beginning Value	Ending Value	Expenses Paid
Actual Performance	$1,000.00	$1,222.40	$5.60
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,020.16	$5.09

Expenses are equal to the Portfolio’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the number of days in the period).

Top Ten Industries as of 12/31/09		Growth of $10,000
(% of net assets)

Oil, Gas & Consumable Fuels	15.5%
Pharmaceuticals	10.1%
Diversified Telecommunications Services	8.1%
Insurance	6.1%
Tobacco	6.0%
Thrifts & Mortgage Finance	4.3%
Commercial Services & Supplies	4.2%
Energy Equipment & Services	4.1%
Healthcare Equipment & Supplies	4.0%
Real Estate Investment Trust	3.9%

2009 Annual Report

Premier VIT

NFJ Dividend Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2009

Shares		Value
	COMMON STOCK -100.5%
	Aerospace & Defense-3.9%
1,100	Boeing Co./The	$59,543
1,100	Northrop Grumman Corp.	61,435
		120,978
	Capital Markets-2.2%
400	Goldman Sachs Group, Inc./The	67,536

	Commercial Services & Supplies-4.2%
2,800	R.R. Donnelley & Sons Co.	62,356
2,000	Waste Management Inc.	67,620
		129,976
	Communications Equipment-2.0%
1,300	Harris Corp.	61,815

	Computers & Peripherals-2.1%
500	International Business Machines Corp.	65,450

	Diversified Telecommunications Services-8.1%
2,300	AT&T, Inc.	64,469
1,703	CenturyTel, Inc.	61,666
1,900	Verizon Communications, Inc.	62,947
5,700	Windstream Corp.	62,643
		251,725
	Electric Utilities-2.0%
1,800	Edison International	62,604

	Energy Equipment & Services-4.1%
1,300	Diamond Offshore Drilling, Inc.	127,946

	Food Products-2.0%
2,276	Kraft Foods, Inc.	61,862

	Healthcare Equipment & Supplies-4.0%
800	Becton Dickinson & Co.	63,088
1,400	Medtronic, Inc.	61,572
		124,660
	Household Products-2.0%
1,000	Kimberly-Clark Corp.	63,710

	Industrial Conglomerates-1.9%
700	3M Co.	57,869

	Insurance-6.1%
2,100	Allstate Corp.	63,084
1,800	MetLife, Inc.	63,630
1,300	Travelers Companies, Inc./The	64,818
		191,532

Premier VIT

NFJ Dividend Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2009

(continued)

Shares		Value
	COMMON STOCK (continued)
	Leisure Equipment & Products-2.0%
3,200	Mattel, Inc.	$63,936

	Media-2.0%
1,900	The McGraw-Hill Companies, Inc.	63,669

	Multi-Utilities-2.1%
2,300	Ameren Corp.	64,285

	Office Electronics-2.0%
7,300	Xerox Corp.	61,758

	Oil, Gas & Consumable Fuels-15.5%
2,400	Chesapeake Energy Corp.	62,112
850	Chevron Corp.	65,442
2,300	ConocoPhillips	117,461
1,900	Marathon Oil Corp.	59,318
1,000	Royal Dutch Shell PLC ADR	60,110
1,100	Total SA ADR	70,444
3,000	Valero Energy Corp.	50,250
		485,137
	Pharmaceuticals-10.1%
2,950	GlaxoSmithKline PLC ADR	124,637
1,000	Johnson & Johnson	64,410
6,900	Pfizer, Inc.	125,511
		314,558
	Real Estate Investment Trust-3.9%
7,100	Annaly Capital Management Inc.	123,185

	Semiconductors & Semiconductor Equipment-2.0%
3,100	Intel Corp.	63,240

	Software-2.0%
2,100	Microsoft Corp.	64,029

	Specialty Retail-2.0%
2,200	Home Depot, Inc.	63,646

	Textiles, Apparel & Luxury Goods-2.0%
850	V.F. Corp.	62,254

	Thrifts & Mortgage Finance-4.3%
4,600	Hudson City Bancorp, Inc.	63,158
4,800	New York Community Bancorp, Inc.	69,648
		132,806

Premier VIT

NFJ Dividend Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2009

(continued)

Shares			Value
	COMMON STOCK (continued)
	Tobacco-6.0%
6,400	Altria Group, Inc.		$125,632
1,150	Reynolds American, Inc.		60,915
			186,547

	Total Investments (cost-$2,744,360)	100.5%	3,136,713
	Liabilities in excess of other assets	(0.5)%	(15,560)
	Net Assets	100.0%	$3,121,153

Glossary:

ADR - American Depositary Receipt

See accompanying Notes to Financial Statements.

Premier VIT

NFJ Dividend Value Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

Assets:
Investments, at value (cost-$2,744,360)	$3,136,713
Receivable for investments sold	128,551
Dividends receivable	15,061
Receivable due from Investment Manager	821
Total Assets	3,281,146

Liabilities:
Payable to custodian for cash overdraft	133,997
Deferred trustees’ retirement plan payable	1,600
Accrued expenses and other liabilities	24,396
Total Liabilities	159,993
Net Assets	$3,121,153

Composition of Net Assets:
Beneficial interest shares of $0.01 par value (unlimited number authorized)	$3,665
Paid-in-capital in excess of par	3,785,174
Undistributed net investment income	1
Accumulated net realized loss	(1,060,040)
Net unrealized appreciation of investments	392,353
Net Assets	$3,121,153
Shares outstanding (Class I)	366,498
Net asset value, offering price and redemption price per share (Class I)	$8.52

See accompanying Notes to Financial Statements.

Premier VIT

NFJ Dividend Value Portfolio

STATEMENT OF OPERATIONS

Year ended December 31, 2009

Investment Income:
Dividends (net of foreign withholding taxes of $1,879)	$203,189

Expenses:
Investment management fees	31,534
Custodian and accounting agent fees	24,636
Audit and tax services	17,518
Trustees’ fees and expenses	7,446
Shareholder communications	5,271
Legal fees	2,720
Transfer Agent fees	1,899
Miscellaneous	2,712
Total expenses	93,736
Less: investment management fees waived	(31,534)
expenses reimbursed by Investment Manager	(22,768)
custody credits earned on cash balances	(11)
Net expenses	39,423
Net investment income	163,766

Realized and Change in Unrealized Gain (Loss):
Net realized loss on investments	(1,883,948)
Net change in unrealized appreciation/depreciation of investments	2,077,483
Net realized and change in unrealized gain on investments	193,535
Net increase in net assets resulting from investment operations	$357,301

See accompanying Notes to Financial Statements.

Premier VIT

NFJ Dividend Value Portfolio

STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31,
	2009	2008
Investment Operations:
Net investment income	$163,766	$140,967
Net realized loss on investments	(1,883,948)	(293,340)
Net change in unrealized appreciation/depreciation of investments	2,077,483	(1,859,500)
Net increase (decrease) in net assets resulting from investment operations	357,301	(2,011,873)

Dividends to Shareholders from Net Investment Income	(165,732)	(139,000)

Share Transactions (See Note 6):
Net proceeds from the sale of shares	1,200,633	4,402,632
Reinvestment of dividends	165,732	139,000
Cost of shares redeemed	(3,211,619)	(891,109)
Net increase (decrease) in net assets from share transactions	(1,845,254)	3,650,523
Total increase (decrease) in net assets	(1,653,685)	1,499,650

Net Assets:
Beginning of year	4,774,838	3,275,188
End of year (including undistributed net investment income of $1 and $1,967, respectively)	$3,121,153	$4,774,838

Shares Issued and Redeemed (See Note 6):
Issued	169,771	392,339
Issued in reinvestment of dividends	19,292	17,419
Redeemed	(411,861)	(73,955)
Net increase (decrease)	(222,798)	335,803

See accompanying Notes to Financial Statements.

Premier VIT

NFJ Dividend Value Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

	Year ended December 31,
	2009	2008	2007	2006	2005
Class I:
Net asset value, beginning of year	$8.10	$12.92	$13.93	$12.28	$12.37
Investment Operations:
Net investment income	0.44	0.25	0.25	0.31	0.32
Net realized and change in unrealized gain (loss) on investments	0.43	(4.83)	(0.12)	2.68	1.16
Total from investment operations	0.87	(4.58)	0.13	2.99	1.48

Dividends and Distributions to Shareholders from:
Net investment income	(0.45)	(0.24)	(0.25)	(0.32)	(0.33)
Net realized gains	—	—	(0.89)	(1.02)	(1.24)
Total dividends and distributions to shareholders	(0.45)	(0.24)	(1.14)	(1.34)	(1.57)
Net asset value, end of year	$8.52	$8.10	$12.92	$13.93	$12.28
Total Return (1)	10.66%	(35.40)%	0.81%	24.72%	12.28%

Ratios/Supplemental data:
Net assets, end of year (000’s)	$3,121	$4,775	$3,275	$1,908	$1,531
Ratio of expenses to average net assets (2)(3)	1.00%	1.02%	1.04%	1.13%	1.06%
Ratio of net investment income to average net assets (3)	4.16%	3.30%	2.36%	2.31%	2.51%
Portfolio turnover	88%	38%	42%	31%	35%

(1)	Assumes reinvestment of all dividends and distributions.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(g) in Notes to Financial Statements).
(3)

During the fiscal years indicated above, the Investment Manager waived all of its fee and reimbursed a portion of the Portfolio’s expenses. If such waivers and reimbursements had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 2.38% and 2.78%, respectively for the year ended December 31, 2009, 2.11% and 2.21%, respectively, for the year ended December 31, 2008; 2.90% and 0.49%, respectively, for the year ended December 31, 2007; 2.16% and 1.28%, respectively for the year ended December 31, 2006; 2.81% and 0.76%, respectively, for the year ended December 31, 2005.

See accompanying Notes to Financial Statements.

Premier VIT

NFJ Dividend Value Portfolio

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

1) Organization and Significant Accounting Policies

Premier VIT (the “Trust”), was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. Effective October 5, 2009, the outstanding shares of the Trust were redesignated as “Class I” and the Trust bean offering Class II shares of the Portfolio.  On December 23, 2009, Class II shares were liquidated and no longer offered.  The Trust is comprised of: NFJ Dividend Value Portfolio (the “Portfolio”), NACM Small Cap Portfolio, OpCap Managed Portfolio and OpCap Mid Cap Portfolio. In December 2009, the Board of Trustees of the Trust approved the closing and termination of the Trust, the Portfolio, NACM Small Cap Portfolio, OpCap Managed Portfolio and OpCap Mid Cap Portfolio, which will occur on April 30, 2010. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Trust’s Investment Manager. The Investment Manager is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company.

The Portfolio’s primary objective is to seek income and the secondary objective of long-term growth of capital. It seeks to meet its objectives, under normal conditions, by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities consisting primarily of income-producing common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

The accompanying financial statements and notes thereto are those of the Portfolio. The financial statements of the other portfolios are presented in separate reports. The Trust is an investment vehicle for separate accounts of various life insurance companies which fund variable annuity and variable life insurance contracts, as well as for qualified pension and retirement plans.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted. However, the Trust expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. Portfolio securities and other financial instruments other than debt securities listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sales price; if there are no such reported sales, the securities are valued at the last quoted bid price. Other Portfolio securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. The market value for NASDAQ National Market and Small Cap securities may be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  The prices used by the Portfolio to value securities may differ from the

Premier VIT

NFJ Dividend Value Portfolio

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

(continued)

(1) Organization and Significant Accounting Policies (continued)

(a) Valuation of Investments (continued)

value that would be realized if the securities were sold and the differences could be material to the Portfolio’s financial statements. The Portfolio’s net asset value is normally determined daily at the close of regular trading (normally, 4:00 pm Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access
•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. Even if there has been significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

The valuation techniques used by the Portfolio to measure fair value during the fiscal year ended December 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used at December 31, 2009 in valuing the Portfolio’s assets and liabilities is listed below:

	Level 1- Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Value at 12/31/09
Investments in Securities – Assets
Common Stock	$3,136,713	–	–	$3,136,713
Total Investments in Securities	$3,136,713	–	–	$3,136,713

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. The payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer.

(d) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Premier VIT

NFJ Dividend Value Portfolio

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

(continued)

(1) Organization and Significant Accounting Policies (continued)

(d) Federal Income Taxes (continued)

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio’s management has determined that its evaluation of the Interpretation has resulted in no material impact to the Portfolio’s financial statements at December 31, 2009. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolio records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles in the United States of America. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Allocation of Expenses

Expenses specifically identifiable to the Portfolio are borne by the Portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

(g) Custody Credits Earned on Cash Balances

The Portfolio has an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(h) Trustees’ Retirement Plan

The Trust offers defined benefits to the former independent Trustees through the Trust’s Retirement Plan for Independent Trustees, (the “Plan”). The Plan is an unfunded non-qualified defined benefit plan under Section 409A of the Internal Revenue Code of 1986 (the “Code”), as amended. Participating trustees receive benefits upon the specified retirement age or event. Obligations of the Plan are expected to be paid from the assets of the Trust. Each Portfolio is allocated a portion of the obligation based on the respective net assets of the Portfolios participating in the Plan. At December 31, 2009, the Portfolio’s payable in connection with the Plan was $1,600. A net expense related to the Plan of $6,118 is included in Trustees’ fees and expenses on the Statement of Operations.

Premier VIT

NFJ Dividend Value Portfolio

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

(continued)

(1) Organization and Significant Accounting Policies (continued)

(h) Trustees’ Retirement Plan (continued)

Summary information for the Plan at the Trust level is as follows, based on the valuation performed on December 31, 2009:

Change in benefit obligation:
Projected benefit obligation at beginning of year	$(811,453)
Benefits paid	667,346
Interest cost	(20,321)
Actuarial gain/loss	(21,518)
Projected benefit obligation at end of year	$(185,946)
Funded status	$(185,946)
Accumulated benefit obligation/Accrued pension cost	$166,768

Projected benefit payments:
2010	$203,440

Amount anticipated to be recognized in expense for fiscal period 2010:
Net loss (gain)	$29,191

Determination of the projected benefit obligation was based on the following assumptions for the year ended December 31, 2009: discount rate of 4.00%; mortality rate based upon SSMort 2004 for Males and Females.  The Plan will be terminated effective March 31, 2010.

(2) Principal Risk

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk). The Portfolio is exposed to various risks such as, but not limited to, market price risk.

The market values of equity securities, such as common stock and preferred stock or equity-related investments, such as options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

(3) Investment Manager/Sub-Adviser/Distributor

The Trust, on behalf of the Portfolio, has an Investment Advisory Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Trust’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager will receive an annual fee, payable monthly at the annual rate of 0.80% on the first $400 million of the Portfolio’s average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets thereafter. The Investment Manager is contractually obligated to waive that portion of the advisory fee and to assume any necessary expenses to limit total operating expenses of the Portfolio to 1.00% of average daily net assets (net of custody credits earned on cash balances at the custodian bank) on an annual basis.

Premier VIT

NFJ Dividend Value Portfolio

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

(continued)

(3) Investment Manager/Sub-Adviser/Distributor (continued)

The Investment Manager has retained its affiliate, NFJ Investment Group LLC (the “Sub-Adviser”), to manage the Portfolio’s investments.  Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Portfolio’s investment decisions.  The Investment Manager and not the Portfolio pays a portion of the fees it receives to the Sub-Adviser in return for its services.

Allianz Global Investors Distributors LLC (“the Distributor”), an affiliate of the Investment Manager, serves as the distributor of the Trust’s shares. Pursuant to a distribution agreement with the Trust, the Investment Manager on behalf of the Portfolio pays the Distributor.

(4) Investments in Securities

For the year ended December 31, 2009, purchases and sales of securities, other than short-term securities and U.S. government obligations, aggregated were $3,343,434 and $5,054,712, respectively.

(5) Income Tax Information

The tax character of dividends paid during the years ended December 31, were:

	2009	2008
Ordinary Income	$165,732	$139,000

At December 31, 2009, the tax character of distributable earnings of $1,601 was comprised entirely from ordinary income.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer realized long-term capital losses of $2,936 arising after October 31, 2009. Such losses are treated for tax purposes as arising on January 1, 2010.

For the year ended December 31, 2009, permanent “book-tax” differences were attributable to the write off of capital losses due to ownership changes under Section 382 of the Internal Revenue Code. These adjustments were to decrease accumulated net realized loss on investments and decrease paid in capital in excess of par by $1,162,470.

At December 31, 2009, the Portfolio had a capital loss carry forward of $909,883 (all of which will expire in 2017) available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The cost basis of portfolio securities for federal income tax purposes is $2,891,581. Aggregate gross unrealized appreciation for securities in which there is an excess value over tax cost is $273,061 and aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $27,929. Net unrealized appreciation for federal income tax purposes is $245,132. The difference between book and tax basis unrealized appreciation/depreciation is primarily attributable to wash sales.

Premier VIT

NFJ Dividend Value Portfolio

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

(continued)

(6) Beneficial Interest Shares

As of December 31, 2009, changes in beneficial interest shares were as follows:

	Shares	Amount
Class I
Year ended December 31, 2009:
Shares sold	168,550	$1,190,633
Shares issued in reinvestment of dividends	19,292	165,732
Shares redeemed	(410,640)	(3,200,632)
Net increase (decrease) in shares outstanding	(222,798)	$(1,844,267)

Year ended December 31, 2008:
Shares sold	392,339	$4,402,632
Shares issued in reinvestment of dividends	17,419	139,000
Shares redeemed	(73,955)	(891,109)
Net increase (decrease) in shares outstanding	335,803	$3,650,523

Class II
Period October 5, 2009† through December 23, 2009††:
Shares sold	1,221	$10,000
Shares redeemed	(1,221)	(10,987)
Net increase (decrease) in shares outstanding	—	$(987)

† Class inception date

†† Class liquidation date

(7) Legal Proceedings

In September 2004, the Investment Manager, PEA Capital LLC (“PEA”) and the Distributor settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of certain open-end funds not in the Trust and advised by the Investment Manager. PEA, the Distributor and Allianz Global reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. Allianz Global, the Investment manager, PEA and the Distributor paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. None of these settlements alleged that any inappropriate activity took place with respect to the Portfolio. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global, the Investment Manager, the Distributor, PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, the Investment Manager, the Sub-Adviser and the Distributor believe that these matters are not likely to have a material adverse effect on the Portfolio or on the Investment Manager’s, the Sub-Adviser’s or the Distributor’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Premier VIT

NFJ Dividend Value Portfolio

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

(continued)

(8) Board of Trustees Changes

On September 10, 2009, Diana L. Taylor resigned as a Trustee of the Trust.

On December 14, 2009, James A. Jacobson joined the Board of Trustees.

(9) Subsequent Events

The Portfolio’s management has determined there were no subsequent events following the year ended December 31, 2009 through February 18, 2010, which is the date the financial statements were issued.

Premier VIT

NFJ Dividend Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

Premier VIT—NFJ Dividend Value Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Premier VIT (the “Trust”)—NFJ Dividend Value Portfolio (one of the portfolios of Premier VIT, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of each of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As noted in Footnote 1, in December 2009, the Board of Trustees for the Trust approved the closing and termination of the Trust, the Portfolio and affiliated portfolios in the Trust.

PricewaterhouseCoopers LLP

New York, New York

February 18, 2010

Premier VIT

NFJ Dividend Value Portfolio

(unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Portfolio to advise shareholders within 60 days of the Portfolio’s tax year-end (December 31, 2009) as to the federal tax status of dividends and distributions received by shareholders during such year.

Pursuant to the Jobs and Growth Tax Relief Reconciliation act of 2003, the Portfolio designates 100% of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

The Portfolio designates 96% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividends Received Deduction.

Premier VIT

BOARD OF TRUSTEES

(unaudited)

Name, Date of Birth, Position(s) Held with Trust,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2009
Trustee since: 2009
Trustee/Director of 49 funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica Date of Birth: 9/27/21 Trustee since: 2009 Trustee/Director of 49 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor Date of Birth: 9/17/34 Trustee since: 2009 Trustee/Director of 49 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

James A. Jacobson Date of Birth: 2/3/45 Trustee since: 2009 Trustee/Director of 44 funds in Fund Complex Trustee/Director of 16 Alpine Mutual Funds	Retired. Formerly, Vice Chairman and Managing Director or Spear, Leeds & Kellogg Specialists LLC, specialist firm on the New York Stock Exchange.

William B. Ogden, IV Date of Birth: 1/11/45 Trustee since: 2009 Trustee/Director of 49 funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III Date of Birth: 9/4/41 Trustee since: 2009 Trustee/Director of 49 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

John C. Maney† Date of Birth: 8/3/59 Trustee since: 2009 Trustee/Director of 78 Funds in Fund Complex Trustee/Director of no Funds outside the Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors L.P. since November 2006.

†          Mr. Maney is an “interested person” of the Portfolio due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P. and Allianz Global Investors of America LLC; Member — Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc., Oppenheimer Group, Inc. and PFP Holdings, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Retail LLC; Member — Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC and Nicholas-Applegate Holdings LLC; Member — Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; and Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC.

Further information about certain of the Trust’s Trustees is available in the Trust’s Statements of Additional Information, dated May 1, 2009, which can be obtained upon request, without charge, by calling the Portfolio at (800) 700-8258.

Premier VIT

OFFICERS

(unaudited)

Name, Date of Birth, Position(s) Held with Portfolio.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002 Trustee: 2004-2009

Managing Director Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 6 funds in the Fund Complex, 2002-2008.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2002

Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex. Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2002-2005.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 78 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President and Group Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc.

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley, 2004-2005.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP, 2004-2005.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

Premier VIT

1345 Avenue of the Americas

New York, NY 10105

Board of Trustees and Officers

Hans W. Kertess	Trustee, Chairman of the Board of Trustees
Paul Belica	Trustee
Robert E. Connor	Trustee
John C. Maney	Trustee
James A. Jacobson	Trustee
William B. Ogden, IV	Trustee
R. Peter Sullivan, III	Trustee
Brian S. Shlissel	President & Chief Executive Officer
Lawrence G. Altadonna	Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo	Vice President, Secretary & Chief Legal Officer
Scott Whisten	Assistant Treasurer
Richard J. Cochran	Assistant Treasurer
Youse E. Guia	Chief Compliance Officer
Kathleen A. Chapman	Assistant Secretary
Lagan Srivastava	Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

NFJ Investment Group L.P.

2100 Ross Avenue, Suite 1840

Dallas, TX 75201

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian & Accounting Agent

State Street Bank & Trust Co.

225 Franklin Street

Boston, MA 02110

Transfer Agent

Boston Financial Data Services - Midwest

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110

Investors should consider the investment objectives, risk, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

ITEM 2. CODE OF ETHICS

(a)          As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-700-8258. The Investment Manager’s code of ethics is included as an exhibit Exhibit 99.CODEETH hereto.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)                  Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $115,000 in 2008 and $80,000 in 2009.

b)                 Audit-Related Fees.  Audit-related fees for consent on the Registration Statement Form N-1A for the Registrant during the Reporting Period were $2,000 in 2008 and $2,500 in 2009.

c)                  Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $32,940 in 2008 and $22,410 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)                 All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)                  1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements for non-audit services when the engagement relates directly to the operations and financial reporting of the Registrant. The Registrants policy is stated below.

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence,

and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Trust’s Committee will review and pre-approve the scope of the audits of the Trust’s and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Trust’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Trust’s will also require the separate written pre-approval of the President of the Trust’s, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the

Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)          The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Trust, five percent (5%) of the total amount of revenues paid by the Trust to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Trust’s independent accountant by the Trust and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)          Such services were not recognized by the Trust at the time of the engagement for such services to be non-audit services; and

(3)          Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)              2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)                Not applicable

g)             Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and rendered to Service Affiliates for the Reporting Periods were $1,023,848 in 2008 and $1,570,944 in 2009.

h)             Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Disclosure not required for open-end management investment companies

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)          The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial and Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)         There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Premier VIT

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: February 25, 2010

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:  February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: February 25, 2010

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: February 25, 2010